UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number:  811-03131

ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND, INC.

(Exact name of registrant as specified in charter)

1345 Avenue of the Americas, New York, New York 10105
(Address of principal executive offices) (Zip code)

Mark R. Manley
Alliance Capital Management L.P.
1345 Avenue of the Americas
New York, New York 10105
(Name and address of agent for service)

Registrant's telephone number, including area code:  (800) 221-5672

Date of fiscal year end:  July 31, 2006

Date of reporting period:  January 31, 2006


ITEM 1.     REPORTS TO STOCKHOLDERS.


AllianceBernstein Global Technology Fund


Semi-Annual Report
January 31, 2006


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


Investment Products Offered

-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

The investment return and principal value of an investment in the Fund will fluctuate as the prices of the individual securities in which it invests fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein(R) at (800) 227-4618. Please read the prospectus carefully before you invest.

You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

This shareholder report must be preceded or accompanied by the Fund's prospectus for individuals who are not current shareholders of the Fund.

You may obtain a description of the Fund's proxy voting policies and procedures, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, or go to the Securities and Exchange Commission's (the "Commission") web site at www.sec.gov, or call AllianceBernstein at (800) 227-4618.

The Fund files its complete schedule of portfolio holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available on the Commission's web site at www.sec.gov. The Fund's Forms N-Q may also be reviewed and copied at the Commission's Public Reference Room in Washington, DC; information on the operation of the Public Reference Room may be obtained by calling (800) SEC-0330. AllianceBernstein publishes full portfolio holdings for the Fund monthly at www.alliancebernstein.com.

AllianceBernstein Investments, Inc. is an affiliate of AllianceBernstein L.P., the manager of the funds, and is a member of the NASD.

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner, AllianceBernstein L.P.


March 16, 2006

Semi-Annual Report

This report provides management's discussion of fund performance for AllianceBernstein Global Technology Fund (the "Fund") for the semi-annual reporting period ended January 31, 2006.

Investment Objective and Policies

This open-end fund emphasizes growth of capital and invests for capital appreciation, and only incidentally for current income. The Fund invests primarily in securities of companies expected to benefit from technological advances and improvements. The Fund normally will have substantially all of its assets invested in equity securities, but it also invests in debt securities offering appreciation potential. The Fund may invest in listed and unlisted U.S. and foreign securities and has the flexibility to invest both in well-known, established companies and in new, unseasoned companies. The Fund's policy is to invest in any company and industry and in any type of security with potential for capital appreciation.

Investment Results

The table on page 4 shows the Fund's performance compared to its benchmark, the Morgan Stanley Capital International (MSCI) World Information Technology Index, for the six- and 12-month periods ended January 31, 2006. Also included is the performance of the MSCI World Index, and the Lipper Science and Technology Index (the "Lipper Index"), a performance index of the largest qualifying funds that have a science and technology investment objective.

The Fund achieved positive investment returns during both the six- and 12-month periods ended January 31, 2006. These positive returns were driven primarily by strong industry allocation decisions and good stock selection.

During the six-month period ended January 31, 2006, the Fund outperformed its benchmark, the MSCI World Information Technology Index (MWIT) and its peer group, as reflected by the Lipper Index. Exceptionally strong stock selection among semiconductor components resulted in positive portfolio results as the Fund's analyst team identified the winners in the industry. Selected positions among cellular services and Internet companies also contributed positively. Weak stock selection among software, computer services and telephone utility companies hurt relative results.

During the 12-month period ended January 31, 2006, the Fund solidly outperformed the MSCI World Information Technology Index, but lagged the Lipper peer group slightly. Outperformance against the MWIT was driven primarily by good industry allo-


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 1


cation decisions, although stock selection was also positive. In particular, stock selection among semiconductor component and cellular services names, and overweight allocations toward electronic component and Internet stocks, drove positive relative performance. Poor stock selection among software and communication equipment companies, and allocation to broadcast and media stocks, hurt relative results.

Market Review and Investment Strategy

Technology stocks in aggregate traded higher, though technology continued to underperform the broader market, during the six- and 12-month periods ended January 31, 2006. Such economically-sensitive sectors as energy, aerospace/defense, basic industrials and transportation all posted significantly higher returns compared to technology again in 2005, as those cyclical companies reported strong profit growth fueled by the global economic cycle. Within the technology sector, electronic components, Internet, semiconductor capital equipment, and computer services stocks outperformed, while contract manufacturing, hardware, and semiconductor component stocks lagged.

During the six-month period ended January 31, 2006, the Fund's positions in communication equipment, Internet, computer services, and electronics were increased. Meanwhile, holdings in the hardware/storage, electronic components, and telecommunications sectors were cut. Also, some semiconductor component positions were trimmed in favor of adding to semiconductor capital equipment exposures. The Fund focuses on companies where AllianceBernstein's analyst team has identified potential to exceed expectations through strong product cycles, market share gains or sustained or accelerating growth. The Fund continues to diversify across multiple industries within the technology sector and to take a global perspective on the technology market.


2 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


HISTORICAL PERFORMANCE

An Important Note About the Value of Historical Performance

The performance shown on the following pages represents past performance and does not guarantee future results. Current performance may be lower or higher than the performance information shown. You may obtain performance information current to the most recent month-end by visiting www.alliancebernstein.com.

The investment return and principal value of an investment in the Fund will fluctuate, so that your shares, when redeemed, may be worth more or less than their original cost. You should consider the investment objectives, risks, charges and expenses of the Fund carefully before investing. For a free copy of the Fund's prospectus, which contains this and other information, visit our web site at www.alliancebernstein.com or call your financial advisor or AllianceBernstein at (800) 227-4618. You should read the prospectus carefully before you invest.

Returns are annualized for periods longer than one year. All fees and expenses related to the operation of the Fund have been deducted. NAV returns do not reflect sales charges; if sales charges were reflected, the Fund's quoted performance would be lower. SEC returns reflect the applicable sales charges for each share class: a 4.25% maximum front-end sales charge for Class A shares; the applicable contingent deferred sales charge for Class B shares (4% year 1, 3% year 2, 2% year 3, 1% year 4); a 1% 1 year contingent deferred sales charge for Class C shares. Returns for the different share classes will vary due to different expenses associated with each class. Performance assumes reinvestment of distributions and does not account for taxes.

Benchmark Disclosure

Neither the unmanaged Morgan Stanley Capital International (MSCI) World Information Technology Index nor the MSCI World Index reflects fees and expenses associated with the active management of a mutual fund portfolio. The MSCI World Information Technology Index is a capitalization-weighted index that monitors the performance of technology stocks from around the world. The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The unmanaged Lipper Science and Technology Fund Index is an equally-weighted performance index, adjusted for capital gains distributions and income dividends, of the largest qualifying funds that have a science and technology investment objective. (According to Lipper, this investment objective includes those funds that invest at least 65% of their equity portfolios in science and technology stocks.) These funds have generally similar investment objectives to the Fund, although some may have different investment policies and sales and management fees. An investor cannot invest directly in an index, and its results are not indicative of the performance of any specific investment, including the Fund.

A Word About Risk

The Fund concentrates its investments in technology-related stocks and may therefore be subject to greater risks and volatility than a fund with a more diversified portfolio. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall stock market. The Fund can invest in foreign securities. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market or economic developments. In addition, because the Fund will invest in foreign currency denominated securities, fluctuations in the value of the Fund's investments may be magnified by changes in foreign exchange rates. While the Fund invests principally in common stocks and other equity securities, in order to achieve its investment objectives, the Fund may at times use certain types of investment derivatives, such as options, futures, forwards and swaps. These instruments involve risks different from, and in certain cases, greater than the risks presented by more traditional investments. These risks are fully discussed in the Fund's prospectus.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 3


HISTORICAL PERFORMANCE
(continued from previous page)


                                                             Returns
THE FUND VS. ITS BENCHMARK                         ---------------------------
PERIODS ENDED JANUARY 31, 2006                     6 Months          12 Months
-------------------------------------------------------------------------------
  AllianceBernstein Global Technology Fund
    Class A                                              11.91%          18.16%
-------------------------------------------------------------------------------
    Class B                                              11.48%          17.22%
-------------------------------------------------------------------------------
    Class C                                              11.51%          17.29%
-------------------------------------------------------------------------------
    Advisor Class                                        12.08%          18.50%
-------------------------------------------------------------------------------
    Class R                                              11.98%          18.22%
-------------------------------------------------------------------------------
    Class K**                                            12.12%          17.31%*
-------------------------------------------------------------------------------
    Class I**                                            12.30%          17.63%*
-------------------------------------------------------------------------------
  MSCI World Information Technology Index                10.51%          14.84%
-------------------------------------------------------------------------------
  MSCI World Index                                       11.29%          17.01%
-------------------------------------------------------------------------------
  Lipper Science & Technology Index                      11.32%          18.99%
-------------------------------------------------------------------------------

  *   Since Inception. (See inception dates below.)

 **   Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is 3/1/05.


See Historical Performance and Benchmark Disclosures on previous page.

(Historical Performance continued on next page)


4 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


HISTORICAL PERFORMANCE
(continued from previous page)


AVERAGE ANNUAL RETURNS AS OF JANUARY 31, 2006
-------------------------------------------------------------------------------
                                                   NAV Returns     SEC Returns
Class A Shares
1 Year                                                   18.16%          13.14%
5 Years                                                  -8.84%          -9.63%
10 Years                                                  6.22%           5.76%

Class B Shares
1 Year                                                   17.22%          13.22%
5 Years                                                  -9.54%          -9.54%
10 Years(a)                                               5.59%           5.59%

Class C Shares
1 Year                                                   17.29%          16.29%
5 Years                                                  -9.51%          -9.51%
10 Years                                                  5.44%           5.44%

Advisor Class Shares+
1 Year                                                   18.50%          18.50%
5 Years                                                  -8.57%          -8.57%
Since Inception*                                          5.62%           5.62%

Class R Shares+
1 Year                                                   18.22%          18.22%
Since Inception*                                          7.11%           7.11%

Class K Shares+
Since Inception*                                         17.31%          17.31%

Class I Shares+
Since Inception*                                         17.63%          17.63%

(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares.

+    These share classes are offered at net asset value (NAV) to eligible investors and their SEC returns are the same as the NAV returns. Please note that Class K and Class I shares are new share class offerings for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.

(Historical Performance continued on next page)


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 5


HISTORICAL PERFORMANCE
(continued from previous page)

SEC AVERAGE ANNUAL RETURNS (WITH ANY APPLICABLE SALES CHARGES)
AS OF THE MOST RECENT CALENDAR QUARTER-END (DECEMBER 31, 2005)
-------------------------------------------------------------------------------
                                                                   SEC Returns
Class A Shares
1 Year                                                                    0.50%
5 Years                                                                  -8.78%
10 Years                                                                  5.24%

Class B Shares
1 Year                                                                    0.16%
5 Years                                                                  -8.68%
10 Years(a)                                                               5.07%

Class C Shares
1 Year                                                                    3.21%
5 Years                                                                  -8.65%
10 Years                                                                  4.93%

Advisor Class Shares
1 Year                                                                    5.28%
5 Years                                                                  -7.70%
Since Inception*                                                          5.03%

Class R Shares
1 Year                                                                    5.01%
Since Inception*                                                          4.65%

Class K Shares+
Since Inception*                                                         10.87%

Class I Shares+
Since Inception*                                                         11.15%


(a)  Assumes conversion of Class B shares into Class A shares after eight years.

* Inception Dates: 10/1/96 for Advisor Class shares; 11/3/03 for Class R shares; 3/1/05 for Class K and Class I shares. Since inception returns for Class K and Class I shares are cumulative, not annualized.

+    Please note that this is a new share class offering for investors purchasing shares through institutional pension plans. The inception date for Class K and Class I shares is listed above.

See Historical Performance disclosures on page 3.


6 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


FUND EXPENSES


As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments, contingent deferred sales charges on redemptions and (2) ongoing costs, including management fees; distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period as indicated below.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The table below also provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed annual rate of return of 5% before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds by comparing this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), or contingent deferred sales charges on redemptions. Therefore, the hypothetical example is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.


                    Beginning                 Ending
                  Account Value            Account Value              Expenses Paid
                  August 1, 2005          January 31, 2006            During Period*
              ----------------------   ----------------------     -----------------------
               Actual   Hypothetical    Actual   Hypothetical**   Actual     Hypothetical
              --------  ------------   ---------  -----------     --------   ------------
Class A        $1,000      $1,000      $1,119.14   $1,015.98       $9.77        $9.30
-----------------------------------------------------------------------------------------
Class B        $1,000      $1,000      $1,114.78   $1,012.10      $13.86       $13.19
-----------------------------------------------------------------------------------------
Class C        $1,000      $1,000      $1,115.07   $1,012.30      $13.65       $12.98
-----------------------------------------------------------------------------------------
Advisor
  Class        $1,000      $1,000      $1,120.83   $1,017.49       $8.18        $7.78
-----------------------------------------------------------------------------------------
Class R        $1,000      $1,000      $1,119.78   $1,016.18       $9.56        $9.10
-----------------------------------------------------------------------------------------
Class K        $1,000      $1,000      $1,121.18   $1,017.85       $7.81        $7.43
-----------------------------------------------------------------------------------------
Class I        $1,000      $1,000      $1,122.97   $1,019.31       $6.26        $5.96
-----------------------------------------------------------------------------------------

* Expenses are equal to the classes' annualized expense ratios of 1.83%, 2.60%, 2.56%, 1.53%, 1.79%, 1.46% and 1.17%, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**  Assumes 5% return before expenses.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 7


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)

PORTFOLIO STATISTICS
Net Assets ($mil): $2,192.4



SECTOR BREAKDOWN*

Technology
O   17.0%  Software
O   16.7%  Communication Equipment
O   13.3%  Semi-Conductor Components
O   11.2%  Computer Hardware/Storage
O    8.5%  Internet
O    6.6%  Computer Services
O    5.8%  Miscellaneous
O    4.2%  Semi-Conductor Capital Equipment
O    1.7%  Computer Peripherals
O    1.4%  Contract Manufacturing
O    1.0%  Internet Infrastructure
O    0.5%  Electronic Components
O    0.5%  Communication Services

Consumer Services
O    4.3%  Cellular Communications
O    1.1%  Broadcasting & Cable                              [PIE CHART OMITTED]
O    1.1%  Advertising
O    1.0%  Retail
O    0.6%  Entertainment & Leisure

Capital Goods
O    0.9%  Miscellaneous
O    0.2%  Electrical Equipment

Consumer Manufacturing
O    0.6%  Household Durables

Utilities
O    0.5%  Telephone Utility

O    1.3%  Short-Term


* All data are as of January 31, 2006. The Fund's sector breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.

     Please note: The sector classifications presented herein are based on the sector categorization methodology of the Adviser.


8 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


PORTFOLIO SUMMARY
January 31, 2006 (unaudited)

Portfolio Summary and Ten Largest Holdings

COUNTRY BREAKDOWN*
O   64.2%  United States
O    7.3%  Japan
O    4.0%  Bermuda
O    3.8%  Mexico
O    3.3%  Germany
O    2.6%  France
O    2.4%  Taiwan
O    2.1%  South Korea
O    2.0%  India                                             [PIE CHART OMITTED]
O    1.7%  Finland
O    1.3%  Sweden
O    1.1%  Netherlands
O    1.0%  Italy
O    0.8%  Channel Islands
O    0.5%  Russia
O    0.3%  Israel
O    0.3%  China

O    1.3%  Short-Term


TEN LARGEST HOLDINGS
January 31, 2006 (unaudited)

                                                                    Percent of
Company                                           U.S. $ Value      Net Assets
-------------------------------------------------------------------------------
Microsoft Corp.                                   $156,336,655             7.2%
-------------------------------------------------------------------------------
Google, Inc. Cl.A                                  133,007,750             6.1
-------------------------------------------------------------------------------
QUALCOMM, Inc.                                     114,336,640             5.2
-------------------------------------------------------------------------------
International Business Machines Corp.              112,730,580             5.1
-------------------------------------------------------------------------------
Broadcom Corp. Cl.A                                 96,509,820             4.4
-------------------------------------------------------------------------------
America Movil S.A. de C.V.                          81,572,632             3.8
-------------------------------------------------------------------------------
Apple Computer, Inc.                                80,168,967             3.6
-------------------------------------------------------------------------------
SAP AG (ADR)                                        72,149,165             3.3
-------------------------------------------------------------------------------
Motorola, Inc.                                      66,213,276             3.0
-------------------------------------------------------------------------------
Hoya Corp.                                          66,021,625             3.0
-------------------------------------------------------------------------------
                                                  $979,047,110            44.7%


* All data are as of January 31, 2006. The Fund's country breakdown is expressed as a percentage of total investments (excluding security lending collateral) and may vary over time.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 9


PORTFOLIO OF INVESTMENTS
January 31, 2006 (unaudited)

Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
COMMON STOCKS & OTHER
  INVESTMENTS-97.9%
Technology-87.6%
Communication Equipment-16.6%
Cisco Systems, Inc.(a)                        2,952,900     $ 54,835,353
Corning, Inc.(a)*                             1,251,000       30,461,850
Juniper Networks, Inc.(a)*                    1,722,400       31,227,112
Motorola, Inc.                                2,915,600       66,213,276
Nokia Oyj                                     2,040,920       37,438,669
QUALCOMM, Inc.                                2,384,000      114,336,640
Telefonaktiebolaget LM Ericsson               7,973,209       29,004,753
                                                             ------------
                                                             363,517,653
                                                             ------------
Communication Services-0.5%
NeuStar, Inc. Cl.A(a)*                          382,600       11,099,226
                                                             ------------
Computer Hardware/Storage-11.1%
Apple Computer, Inc.(a)                       1,061,700       80,168,967
EMC Corp.(a)                                  3,740,234       50,119,136
International Business Machines Corp.         1,386,600      112,730,580
                                                             ------------
                                                             243,018,683
                                                             ------------
Computer Peripherals-1.6%
Electronics for Imaging, Inc.(a)*               386,600       10,689,490
QLogic Corp.(a)                                 643,700       25,535,579
                                                             ------------
                                                              36,225,069
                                                             ------------
Computer Services-6.6%
Accenture, Ltd. Cl.A*                           766,200       24,158,286
Alliance Data Systems Corp.(a)*                 303,700       12,831,325
Cap Gemini SA(a)                                644,672       29,471,137
Fiserv, Inc.(a)*                                756,070       33,251,959
Infosys Technologies, Ltd. (ADR)*               543,300       41,437,491
Patni Computer Systems, Ltd. (ADR)(a)           135,800        3,143,770
                                                             ------------
                                                             144,293,968
                                                             ------------
Contract Manufacturing-1.4%
Hon Hai Precision Industry Co., Ltd.
  Citigroup Global Markets warrants,
  expiring 1/17/07(a)(b)                      4,509,128       30,310,358
                                                             ------------
Electronic Components-0.5%
LG Philips LCD Co., Ltd. (ADR)(a)*              510,200       11,658,070
                                                             ------------
Internet-8.5%
Google, Inc. Cl.A(a)*                           307,000      133,007,750
Yahoo!, Inc.(a)*                              1,531,500       52,591,710
                                                             ------------
                                                             185,599,460
                                                             ------------
Internet Infrastructure-1.0%
Fastweb(a)                                      439,832       21,291,329
                                                             ------------


10 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
Semiconductor Capital Equipment-4.1%
Applied Materials, Inc.*                      1,980,000      $37,719,000
ASML Holding N.V.(a)                          1,043,095       23,530,510
KLA-Tencor Corp.*                               563,450       29,288,131
                                                           --------------
                                                              90,537,641
                                                           --------------
Semiconductor Components-13.2%
Advanced Micro Devices, Inc.(a)*                741,300       31,030,818
Broadcom Corp. Cl.A(a)*                       1,415,100       96,509,820
Intersil Corp. Cl.A                             496,700       14,434,102
Marvell Technology Group, Ltd.(a)*              900,400       61,605,368
Samsung Electronics Co., Ltd.                    20,369       15,554,088
Samsung Electronics Co., Ltd. (GDR)(b)           50,191       19,223,153
SiRF Technology Holdings, Inc.(a)*              398,400       13,422,096
Tawain Semiconductor Manufacturing Co., Ltd.
  Merrill Lynch International & Co. warrants,
  expiring 11/08/10(a)                       11,460,947       22,761,441
Texas Instruments, Inc.                         507,500       14,834,225
                                                           --------------
                                                             289,375,111
                                                           --------------
Software-16.8%
Amdocs, Ltd.(a)*                                504,900       16,257,780
Autodesk, Inc.*                                 784,100       31,826,619
Business Objects S.A.(a)                        631,370       26,171,300
Check Point Software Technologies, Ltd.(a)      313,500        6,784,140
Citrix Systems, Inc.(a)*                        803,000       24,764,520
McAfee, Inc.(a)*                                391,100        9,069,609
Microsoft Corp.                               5,553,700      156,336,655
NAVTEQ(a)*                                      203,000        9,116,730
Salesforce.com, Inc.(a)*                        390,300       16,021,815
SAP AG (ADR)*                                 1,404,500       72,149,165
                                                           --------------
                                                             368,498,333
                                                           --------------
Miscellaneous-5.7%
Canon, Inc.                                   1,002,300       60,300,538
Hoya Corp.                                    1,650,500       66,021,625
                                                           --------------
                                                             126,322,163
                                                           --------------
                                                           1,921,747,064
                                                           --------------
Consumer Services-8.1%
Advertising-1.1%
aQuantive, Inc.(a)*                             672,600       17,494,326
Focus Media Holding, Ltd. (ADR)(a)              123,300        6,730,947
                                                           --------------
                                                              24,225,273
                                                           --------------
Broadcasting & Cable-1.1%
Time Warner, Inc.                             1,419,800       24,889,094
                                                           --------------
Cellular Communications-4.3%
America Movil S.A. de C.V. (ADR)*             2,418,400       81,572,632
OAO Vimpel-Communications (ADR)(a)*             249,300       11,667,240
                                                           --------------
                                                              93,239,872
                                                           --------------


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 11


                                              Shares or
                                              Principal
                                                 Amount
Company                                            (000)    U.S. $ Value
-------------------------------------------------------------------------------
Entertainment & Leisure-0.7%
Activision, Inc.(a)*                            987,533      $14,161,223
                                                             ------------
Retail-General Merchandise-0.9%
eBay, Inc.(a)*                                  480,300       20,700,930
                                                             ------------
                                                             177,216,392
                                                             ------------
Capital Goods-1.1%
Electrical Equipment-0.2%
iRobot Corp.(a)*                                 92,900        3,302,595
                                                             ------------
Miscellaneous-0.9%
Nitto Denko Corp.                               241,900       20,438,487
                                                             ------------
                                                              23,741,082
                                                             ------------
Consumer Manufacturing-0.6%
Household Durables-0.6%
Sony Corp.                                      255,100       12,392,958
                                                             ------------
Utilities-0.5%
Telephone Utility-0.5%
Sprint Corp.                                    467,980       10,712,062
                                                             ------------
Total Common Stocks & Other Investments
  (cost $1,661,362,168)                                    2,145,809,558
                                                           --------------
SHORT-TERM INVESTMENT-1.3%
Time Deposit-1.3%
State Street Euro Dollar
  3.60%, 2/01/06
  (cost $28,096,000)                           $ 28,096       28,096,000
                                                           --------------
Total Investments Before Security Lending
  Collateral-99.2%
  (cost $1,689,458,168)                                    2,173,905,558
                                                           --------------
INVESTMENT OF CASH COLLATERAL
  FOR SECURITIES LOANED-23.9%
Short-Term Investments
Britania Finance 4.61%, 4/26/06                  40,000       39,544,000
Deutsche Bank 4.55%, 2/26/06                     25,000       25,018,850
Goldman Sachs 4.60%-4.61%,
  9/01/06-10/18/06                               75,000       75,000,000
Morgan Stanley 4.57%-4.59%,
  3/03/06-10/17/06                              145,000      145,012,458
Sigma Funding 4.56%-4.61%,
  3/06/06-7/25/06                                63,500       63,911,347
                                                             ------------
                                                             348,486,655
                                                             ------------


12 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Company                                          Shares     U.S. $ Value
-------------------------------------------------------------------------------
UBS Private Money Market Fund, LLC, 4.35%   176,266,739     $176,266,739
                                                          ---------------
Total Investment of Cash Collateral for
  Securities Loaned
  (cost $524,753,394)                                        524,753,394
                                                          ---------------
Total Investments-123.1%
  (cost $2,214,211,562)                                    2,698,658,952
Other assets less liabilities-(23.1%)                       (506,216,680)
                                                          ---------------
Net Assets-100%                                           $2,192,442,272
                                                          ---------------


* Represents entire or partial securities out on loan. See Note E for securities lending information.

(a)  Non-income producing security.

(b) Security is exempt from registration under Rule 144A of the Securities Act of 1933. These securities are considered liquid and may be resold in transactions exempt from registration, normally to qualified institutional buyers. At January 31, 2006, the aggregate market value of these securities amounted to $49,533,511 or 2.3% of net assets.

  Glossary of Terms:
  ADR - American Depositary Receipt.
  GDR - Global Depositary Receipt.

  See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 13


STATEMENT OF ASSETS & LIABILITIES
January 31, 2006 (unaudited)

Assets
Investments in securities, at value
  (cost $2,214,211,562--including investment of
  cash collateral for securities loaned of $524,753,394)     $2,698,658,952(a)
Cash                                                                    152
Foreign cash, at value (cost $25,309,910)                        25,155,467
Receivable for investment securities sold                        58,691,573
Receivable for capital stock sold                                 9,828,437
Dividends and interest receivable                                   675,665
Other assets                                                          2,064
                                                             --------------
Total assets                                                  2,793,012,310
                                                             --------------
Liabilities
Payable for collateral on securities loaned                     524,753,394
Payable for investment securities purchased                      47,822,398
Payable for capital stock redeemed                               15,505,360
Advisory fee payable                                              4,112,505
Transfer Agent fee payable                                        1,208,180
Distribution fee payable                                            333,213
Administrative fee payable                                           47,233
Accrued expenses                                                  6,787,755
                                                             --------------
Total liabilities                                               600,570,038
                                                             --------------
Net Assets                                                   $2,192,442,272
                                                             --------------
Composition of Net Assets
Capital stock, at par                                              $364,202
Additional paid-in capital                                    4,331,033,469
Accumulated net investment loss                                 (20,565,216)
Accumulated net realized loss on investment and
  foreign currency transactions                              (2,602,664,187)
Net unrealized appreciation of investments and
  foreign currency denominated assets and liabilities           484,274,004
                                                             --------------
                                                             $2,192,442,272
                                                             --------------
Calculation of Maximum Offering Price Per Share

                                                      Net Asset Value and:
                                                     ---------------------
                                      Shares         Offering   Redemption
Class              Net Assets       Outstanding       Price       Price
-------------------------------------------------------------------------------
A              $ 1,111,774,503       17,564,334       $66.11*     $63.30
-------------------------------------------------------------------------------
B              $   771,684,953       13,557,388       $56.92          --
-------------------------------------------------------------------------------
C              $   253,298,101        4,444,410       $56.99          --
-------------------------------------------------------------------------------
Advisor        $    55,356,349          848,916       $65.21      $65.21
-------------------------------------------------------------------------------
R              $       304,788         4,822.59       $63.20      $63.20
-------------------------------------------------------------------------------
K              $        11,816           185.87       $63.57      $63.57
-------------------------------------------------------------------------------
I              $        11,762           184.54       $63.74      $63.74
-------------------------------------------------------------------------------

* Represents the maximum offering price per share which includes a sales charge of 4.25%.

(a) Includes securities on loan with a value of $509,080,205 (see Note E).

    See notes to financial statements.


14 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


STATEMENT OF OPERATIONS
Six Months Ended January 31, 2006 (unaudited)


Investment Income
Dividends (net of foreign taxes withheld
  of $356,078)                                     $6,283,191
Interest                                              751,803        $7,034,994
                                               --------------
Expenses
Advisory fee                                        8,015,118
Distribution fee--Class A                           1,608,088
Distribution fee--Class B                           4,007,808
Distribution fee--Class C                           1,272,061
Distribution fee--Class R                                 273
Distribution fee--Class K                                  14
Transfer Agency--Class A                            2,777,525
Transfer Agency--Class B                            2,344,332
Transfer Agency--Class C                              689,087
Transfer Agency--Advisor Class                        139,743
Transfer Agency--Class R                                  135
Transfer Agency--Class K                                   16
Transfer Agency--Class I                                    7
Printing                                            4,532,787
Custodian                                             324,719
Administrative                                         70,552
Legal                                                  67,739
Directors' fees                                        57,142
Registration                                           52,076
Audit                                                  33,904
Miscellaneous                                          82,643
                                               --------------
Total expenses                                     26,075,769
Less: expense offset arrangement
  (see Note B)                                        (95,503)
                                               --------------
Net expenses                                                        25,980,266
                                                                --------------
Net investment loss                                                (18,945,272)
                                                                --------------
Realized and Unrealized Gain (Loss)
on Investment and Foreign Currency
Transactions
Net realized gain (loss) on:
  Investment transactions                                          164,166,873
  Foreign currency transactions                                       (372,328)
Net change in unrealized
  appreciation/depreciation of:
  Investments                                                       93,629,967
  Foreign currency denominated
    assets and liabilities                                             184,482
                                                                --------------
Net gain on investment and foreign
  currency transactions                                            257,608,994
                                                                --------------
Net Increase in Net Assets
  from Operations                                                 $238,663,722
                                                                --------------


See notes to financial statements.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 15


STATEMENT OF CHANGES IN NET ASSETS

                                               Six Months Ended    Year Ended
                                               January 31, 2006     July 31,
                                                  (unaudited)        2005
                                                 -------------   -------------
Increase (Decrease) in Net Assets
from Operations
Net investment loss                               $(18,945,272)   $(25,420,506)
Net realized gain on investment and
  foreign currency transactions                    163,794,545     316,348,623
Net change in unrealized
  appreciation/depreciation of
  investments and foreign currency
  denominated assets and liabilities                93,814,449      47,086,958
                                                 -------------   -------------
Net increase in net assets
  from operations                                  238,663,722     338,015,075
Capital Stock Transactions
Net decrease                                      (309,677,978)   (681,181,415)
                                                 -------------   -------------
Total decrease                                     (71,014,256)   (343,166,340)
Net Assets
Beginning of period                              2,263,456,528   2,606,622,868
                                                 -------------   -------------
End of period, (including accumulated
  net investment loss of ($20,565,216)
  and ($1,619,944), respectively)               $2,192,442,272  $2,263,456,528
                                                 -------------   -------------


See notes to financial statements.


16 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


NOTES TO FINANCIAL STATEMENTS
January 31, 2006 (unaudited)


NOTE A

Significant Accounting Policies

AllianceBernstein Global Technology Fund, Inc. (the "Fund"), is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The Fund offers Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are currently sold with a contingent deferred sales charge which declines from 4% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. Class R and Class K shares are sold without an initial or contingent deferred sales charge. Advisor Class and Class I shares are sold without an initial or contingent deferred sales charge and are not subject to ongoing distribution expenses. All seven classes of shares have identical voting, dividend, liquidation and other rights, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with U.S. generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. Additional information about some of the items discussed in these Notes to Financial Statements is contained in the Fund's Statement of Additional Information, which is available upon request. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities are valued at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are deemed unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors.

In general, the market value of securities which are readily available and deemed reliable are determined as follows. Securities listed on a national securities exchange or on a foreign securities exchange are valued at the last sale price at the close of the exchange or foreign securities exchange. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. Securities listed on more than one exchange are valued by reference to the principal exchange on which the securities are traded; securities not listed on an exchange but traded on The NASDAQ Stock Market, Inc. ("NASDAQ") are valued in accordance with the NASDAQ Official Closing


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 17


Price; listed put or call options are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day; open futures contracts and options thereon are valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuation, the last available closing settlement price is used; securities traded in the over-the-counter market, ("OTC") (but excluding securities traded on NASDAQ) are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources; U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less; or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days; fixed-income securities, including mortgage backed and asset backed securities, may be valued on the basis of prices provided by a pricing service or at a price obtained from one or more of the major broker/dealers. In cases where broker/dealer quotes are obtained, Alliance Capital Management, L.P. (the "Adviser") (see Note K) may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted price on a security; and OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker/dealer in such security.

Securities for which market quotations are not readily available (including restricted securities) or are deemed unreliable are valued at fair value. Factors considered in making this determination may include, but are not limited to, information obtained by contacting the issuer, analysts, analysis of the issuer's financial statements or other available documents. In addition, the Fund may use fair value pricing for securities primarily traded in non-U.S. markets because, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim and may materially affect the value of those securities. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked prices of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated into U.S. dollars at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated into U.S. dollars at rates of exchange prevailing when accrued.


18 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Net realized gain or loss on foreign currency transactions represents foreign exchange gains and losses from sales and maturities of foreign fixed income investments, foreign currency exchange contracts, holding of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign investment transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates are reflected as a component of net unrealized appreciation or depreciation of investments and foreign currency denominated assets and liabilities.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required. The Fund may be subject to taxes imposed by countries in which it invests. Such taxes are generally based on income and/or capital gains earned or repatriated. Taxes are accrued and applied to net investment income, net realized gains and net unrealized appreciation/depreciation as such income and/or gains are earned.

4. Investment Income and Investment Transactions

Dividend income is recorded on the ex-dividend date, or as soon as the Fund is informed of the dividend. Interest income is accrued daily. Investment transactions are accounted for on the trade date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund amortizes premiums and accretes discounts as adjustments to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each outstanding class of shares, based on the proportionate interest in the Fund represented by the net assets of such class, except for class specific expenses which are allocated to the respective class. Realized and unrealized gains and losses are allocated among the various share classes based on their relative net assets.

6. Dividends and Distributions

Dividends and distributions to shareholders, if any, are recorded on the ex-dividend date. Income dividends and capital gain distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with U.S. generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 19


NOTE B

Advisory Fee and Other Transactions With Affiliates

Under the terms of the investment advisory agreement, the Fund pays the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of .75% of the first $2.5 billion, .25 of .65% of the next $2.5 billion, and .25 of .60% of the net assets in excess of $5 billion. Prior to September 7, 2004, the Fund paid the Adviser a quarterly advisory fee equal to the following percentages of the value of the Fund's aggregate net assets at the close of business on the last business day of the previous quarter: .25 of 1.00% of the first $10 billion, .25 of .975% of the next $2.5 billion, .25 of .95% of the next $2.5 billion, .25 of .925% of the next $2.5 billion, .25 of .90% of the next $2.5 billion, .25 of .875% of the next $2.5 billion and .25 of .85% of the net assets in excess of $22.5 billion.

Pursuant to the advisory agreement, the Fund paid $70,552 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended January 31, 2006.

The Fund compensates Alliance Global Investor Services, Inc. (AGIS), a wholly-owned subsidiary of the Adviser, under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund (see Note K). AGIS may make payments to intermediaries that provide omnibus account services, sub-accounting services and/or networking services. Such compensation retained by AGIS amounted to $2,884,460 for the six months ended January 31, 2006.

For the six months ended January 31, 2006 the Fund's expenses were reduced by $95,503 under an expense offset arrangement with AGIS.

AllianceBernstein Investment Research and Management, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of the Fund's shares (see Note K). The Distributor has advised the Fund that it has retained front-end sales charges of $11,394 from the sales of Class A shares and received $17,162, $216,721, and $9,010 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended January 31, 2006.

Brokerage commissions paid on investment transactions for the six months ended January 31, 2006 amounted to $3,105,976, of which $63,124 and $0, respectively, was paid to Sanford C. Bernstein & Co. LLC and Sanford C. Bernstein Limited, affiliates of the Adviser.


20 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


NOTE C

Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays distribution and servicing fees to the Distributor at an annual rate of up to .30% of the Fund's average daily net assets attributable to Class A shares, 1% of the Fund's average daily net assets attributable to both Class B and Class C shares, .50% of the Fund's average daily net assets attributable to Class R shares and .25% of the fund's average daily net assets attributable to Class K shares. There are no distribution and servicing fees on the Advisor Class and Class I shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amounts of $73,202,125, $7,278,427, $872 and $35 for Class B, Class C, Class R and Class K shares, respectively; such costs may be recovered from the Fund in future periods so long as the Agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs incurred by the Distributor beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

NOTE D

Investment Transactions

Purchases and sales of investment securities (excluding short-term investments) for the six months ended January 31, 2006, were as follows:

                                                  Purchases         Sales
                                                --------------  --------------
Investment securities (excluding
  U.S. government securities)                   $1,157,513,482  $1,482,202,996
U.S. government securities                                  -0-             -0-

The cost of investments for federal income tax purposes, was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation and unrealized depreciation (excluding foreign currency transactions) are as follows:

Gross unrealized appreciation                                     $497,050,804
Gross unrealized depreciation                                      (12,603,414)
                                                                  ------------
Net unrealized appreciation                                       $484,447,390
                                                                  ------------

Option Transactions

For hedging and investment purposes, the Fund may purchase and write (sell) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 21


The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium received and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium received is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund. In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. For the six months ended January 31, 2006, the Fund had no transactions in written options.

NOTE E

Securities Lending

The Fund has entered into a securities lending agreement with AG Edwards & Sons, Inc. (the "Lending Agent"). Under the terms of the agreement, the Lending Agent, on behalf of the Fund, administers the lending of portfolio securities to certain broker-dealers. In return, the Fund receives fee income from the lending transactions or it retains a portion of interest on the investment of any cash received as collateral. The Fund also continues to receive dividends or interest on the securities loaned. Unrealized gain or loss on the value of the securities loaned that may occur during the term of the loan will be reflected in the accounts of the Fund. All loans are continuously secured by collateral exceeding the value of the securities loaned. All collateral consists of either cash or U.S. government securities. The Lending Agent may invest the cash collateral received in accordance with the investment restrictions of the Fund in one or more of the following investments: U.S. government or U.S. government agency obligations, bank obligations, corporate debt obligations, asset-backed securities, investment funds, structured products, repurchase agreements and an eligible money market fund. The Lending Agent will indemnify the Fund for any loss resulting from a borrower's failure to return a loaned security when due. As of


22 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


January 31, 2006, the Fund had loaned securities with a value of $509,080,205 and received cash collateral which was invested in short-term securities valued at $524,753,394 as included in the accompanying portfolio of investments. For the six months ended January 31, 2006, the Fund earned fee income of $338,172 which is included in interest income in the accompanying statement of operations.

NOTE F

Capital Stock

There are 21,000,000,000 shares of $0.01 par value capital stock authorized, divided into seven classes, designated Class A, Class B, Class C, Advisor Class, Class R, Class K and Class I shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:


                               Shares                       Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                     January 31, 2006  July 31,   January 31, 2006   July 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class A
Shares sold              913,810     2,456,834     $53,948,466    $130,037,929
-------------------------------------------------------------------------------
Shares converted
  from Class B           823,990     1,682,744      48,360,717      89,617,305
-------------------------------------------------------------------------------
Shares redeemed       (3,041,176)   (7,906,183)   (178,663,688)   (419,749,339)
-------------------------------------------------------------------------------
Net decrease          (1,303,376)   (3,766,605)  $ (76,354,505)  $(200,094,105)
-------------------------------------------------------------------------------
Class B
Shares sold              214,068       660,395     $11,377,097     $31,510,524
-------------------------------------------------------------------------------
Shares converted
  to Class A            (914,734)   (1,857,510)    (48,360,717)    (89,617,305)
-------------------------------------------------------------------------------
Shares redeemed       (2,274,183)   (6,892,521)   (119,859,755)   (330,712,326)
-------------------------------------------------------------------------------
Net decrease          (2,974,849)   (8,089,636)  $(156,843,375)  $(388,819,107)
-------------------------------------------------------------------------------
Class C
Shares sold              101,053       295,876      $5,407,417     $14,147,220
-------------------------------------------------------------------------------
Shares redeemed         (774,673)   (2,178,477)    (40,922,137)   (104,653,626)
-------------------------------------------------------------------------------
Net decrease            (673,620)   (1,882,601)   $(35,514,720)   $(90,506,406)
-------------------------------------------------------------------------------
Advisor Class
Shares sold               56,925       246,857      $3,516,260     $13,650,297
-------------------------------------------------------------------------------
Shares redeemed         (764,935)     (285,553)    (44,696,374)    (15,474,015)
-------------------------------------------------------------------------------
Net decrease            (708,010)      (38,696)  $ (41,180,114)    $(1,823,718)
-------------------------------------------------------------------------------


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 23


                               Shares                       Amount
                    ---------------------------  ------------------------------
                   Six Months Ended  Year Ended  Six Months Ended  Year Ended
                    January 31, 2006  July 31,   January 31, 2006   July 31,
                      (unaudited)       2005       (unaudited)        2005
                     ------------  ------------  --------------  --------------
Class R
Shares sold                3,983         1,152        $243,117         $57,709
-------------------------------------------------------------------------------
Shares redeemed             (475)         (314)        (27,870)        (15,860)
-------------------------------------------------------------------------------
Net increase               3,508           838        $215,247         $41,849
-------------------------------------------------------------------------------
                                      March 1,                        March 1,
                                    2005(a) to                      2005(a) to
                                 July 31, 2005                   July 31, 2005
                                  ------------                  --------------
Class K
Shares sold                   -0-          186             $-0-        $10,072
-------------------------------------------------------------------------------
Net increase                  -0-          186             $-0-        $10,072
-------------------------------------------------------------------------------
Class I
Shares sold                  434           185         $24,518         $10,000
-------------------------------------------------------------------------------
Shares redeemed             (434)           -0-        (25,029)             -0-
-------------------------------------------------------------------------------
Net increase
  (decrease)                  -0-          185         $  (511)        $10,000
-------------------------------------------------------------------------------
(a)   Commencement of distribution.

NOTE G

Risks Involved in Investing in the Fund

Foreign Securities Risk--Investing in securities of foreign companies or foreign governments involves special risks which include changes in foreign exchange rates and the possibility of the future political and economic developments which could adversely affect the value of such securities. Moreover, securities of many foreign companies or foreign governments and their markets may be less liquid and their prices more volatile than those of comparable United States companies or of the United States Government.

Indemnification Risk--In the ordinary course of business, the Fund enters into contracts that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these indemnification provisions and expects the risk of loss thereunder to be remote.

NOTE H

Joint Credit Facility

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $250 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscella-


24 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


neous expenses in the statement of operations. The Fund did not utilize the Facility during the six months ended January 31, 2006.

NOTE I

Components of Accumulated Earnings (Deficit)

The tax character of distributions to be paid for the year ending July 31, 2006 will be determined at the end of the current fiscal year. As of July 31, 2005, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Accumulated capital and other losses                         $(2,727,380,430)(a)
Unrealized appreciation/(depreciation)                           349,761,309
                                                              --------------
Total accumulated earnings/(deficit)                         $(2,377,619,121)(b)
                                                              --------------

(a) On July 31, 2005, the Fund had a net capital loss carryforward for federal income tax purposes of $2,725,760,486, of which $944,141,098 expires in the year 2009, $1,330,398,762 expires in the year 2010, and $451,220,626 expires in the year 2011. To the extent future capital gains are offset by capital loss carryforwards, such gains will not be distributed. Net capital loss incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Funds next taxable year. For the year ended July 31, 2005, the Fund deferred to August 1, 2004, post-October currency losses of $1,619,944. During the fiscal year, the Fund utilized capital loss carryforwards of $239,432,513.

(b) The differences between book-basis and tax-basis unrealized appreciation/(depreciation) are attributable primarily to the tax deferral of losses on wash sales.

NOTE J

Legal Proceedings

As has been previously reported, the staff of the U.S. Securities and Exchange Commission ("SEC") and the NYAG have been investigating practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Certain other regulatory authorities have also been conducting investigations into these practices within the industry and have requested that the Adviser provide information to them. The Adviser has been cooperating and will continue to cooperate with all of these authorities.

On December 18, 2003, the Adviser confirmed that it had reached terms with the SEC and the NYAG for the resolution of regulatory claims relating to the practice of "market timing" mutual fund shares in some of the AllianceBernstein Mutual Funds. The agreement with the SEC is reflected in an Order of the Commission ("SEC Order"). The agreement with the NYAG is memorialized in an Assurance of Discontinuance dated September 1, 2004 ("NYAG Order"). Among the key provisions of these agreements are the following:

   (i) The Adviser agreed to establish a $250 million fund (the "Reimbursement Fund") to compensate mutual fund shareholders for the adverse effects of market timing attributable to market timing relationships described in the SEC Order. According to the SEC Order, the Reimbursement Fund is to be paid, in order of priority, to fund investors based


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 25


on (i) their aliquot share of losses suffered by the fund due to market timing, and (ii) a proportionate share of advisory fees paid by such fund during the period of such market timing;

  (ii) The Adviser agreed to reduce the advisory fees it receives from some of the AllianceBernstein long-term, open-end retail funds until December 31, 2008; and

 (iii) The Adviser agreed to implement changes to its governance and compliance procedures. Additionally, the SEC Order and the NYAG Order contemplate that the Adviser's registered investment company clients, including the Fund, will introduce governance and compliance changes.

In anticipation of final, definitive documentation of the NYAG Order and effective January 1, 2004, the Adviser began waiving a portion of its advisory fee. On September 7, 2004, the Fund's investment advisory agreement was amended to reflect the reduced advisory fee. For more information on this waiver and amendment to the Fund's investment advisory agreement , please see "Advisory Fee and Other Transactions with Affiliates" above.

A special committee of the Adviser's Board of Directors, comprised of the members of the Adviser's Audit Committee and the other independent member of the Adviser's Board, is continuing to direct and oversee an internal investigation and a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

In addition, the Independent Directors of the Fund ("the Independent Directors") have initiated an investigation of the above-mentioned matters with the advice of an independent economic consultant and independent counsel. The Independent Directors have formed a special committee to supervise the investigation.

On October 2, 2003, a purported class action complaint entitled Hindo, et al.
v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, Alliance Capital Management Holding L.P. ("Alliance Holding"), Alliance Capital Management Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("Alliance defendants"), and certain other defendants not affiliated with the Adviser, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Funds. The Hindo Complaint alleges that certain of the Alliance defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206


26 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

Since October 2, 2003, numerous additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants, and others may be filed. The plaintiffs in such lawsuits have asserted a variety of theories for recovery including, but not limited to, violations of the Securities Act, the Exchange Act, the Advisers Act, the Investment Company Act, the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), certain state securities laws and common law. All state court actions against the Adviser either were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all federal actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). All of the actions removed to federal court were also transferred to the Mutual Fund MDL. The plaintiffs in the removed actions have since moved for remand, and that motion is pending.

On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Alliance Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order. The claims in the mutual fund derivative consolidated amended complaint are generally based on the theory that all fund advisory agreements, distribution agreements and 12b-1 plans between the Adviser and the AllianceBernstein Funds should be invalidated, regardless of whether market timing occurred in each individual fund, because each was approved by fund trustees on the basis of materially misleading information with respect to the level of market timing permitted in funds managed by the Adviser. The claims asserted in the other three consolidated amended complaints are similar to those that the respective plaintiffs asserted in their previous federal lawsuits. All of these lawsuits seek an unspecified amount of damages. The Alliance defendants have moved to dismiss the complaints, and those motions are pending.

On February 10, 2004, the Adviser received (i) a subpoena duces tecum from the Office of the Attorney General of the State of West Virginia and (ii) a request for information from West Virginia's Office of the State Auditor, Securities Commission (the "West Virginia Securities Commission") (together, the "Information Requests"). Both Information Requests require the Adviser to produce documents concerning, among other things, any market timing or late trading in the Adviser's sponsored mutual funds. The Adviser responded to the Information Requests and has been cooperating fully with the investigation.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 27


On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Alliance Holding, and various other defendants not affiliated with the Adviser. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On May 31, 2005, defendants removed the WVAG Complaint to the United States District Court for the Northern District of West Virginia. On July 12, 2005, plaintiff moved to remand. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL.

On August 30, 2005, the deputy commissioner of securities of the West Virginia Securities Commission signed a "Summary Order to Cease and Desist, and Notice of Right to Hearing" addressed to the Adviser and Alliance Holding. The Summary Order claims that the Adviser and Alliance Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the Commission Order and the NYAGOrder. On January 26, 2006, the Adviser, Alliance Holding, and various unaffiliated defendants filed a Petition for Writ of Prohibition and Order Suspending Proceedings in West Virginia state court seeking to vacate the Summary Order and for other relief. The Adviser intends to vigorously defend against the allegations in the WVAG Complaint.

On June 22, 2004, a purported class action complaint entitled Aucoin, et al. v. Alliance Capital Management L.P., et al. ("Aucoin Complaint") was filed against the Adviser, Alliance Holding, Alliance Capital Management Corporation, AXA Financial, Inc., AllianceBernstein Investment Research & Management, Inc., certain current and former directors of the AllianceBernstein Mutual Funds, and unnamed Doe defendants. The Aucoin Complaint names certain of the AllianceBernstein mutual funds as nominal defendants. The Aucoin Complaint was filed in the United States District Court for the Southern District of New York by an alleged shareholder of an AllianceBernstein mutual fund. The Aucoin Complaint alleges, among other things, (i) that certain of the defendants improperly authorized the payment of excessive commissions and other fees from fund assets to broker-dealers in exchange for preferential marketing services,
(ii) that certain of the defendants misrepresented and omitted from registration statements and other reports material facts concerning such payments, and (iii) that certain defendants caused such conduct as control persons of other defendants. The Aucoin Complaint asserts claims for violation of Sections 34(b), 36(b) and 48(a) of the Investment Company Act, Sections 206 and 215 of the Advisers Act, breach of common law fiduciary duties, and aiding and abetting breaches of common law fiduciary duties. Plaintiffs seek an unspecified amount of compensatory damages and punitive damages, rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts, an accounting of all fund-related fees, commissions and soft dollar payments, and restitution of all unlawfully or discriminatorily obtained fees and expenses.


28 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Since June 22, 2004, nine additional lawsuits making factual allegations substantially similar to those in the Aucoin Complaint were filed against the Adviser and certain other defendants. All nine of the lawsuits (i) were brought as class actions filed in the United States District Court for the Southern District of New York, (ii) assert claims substantially identical to the Aucoin Complaint, and (iii) are brought on behalf of shareholders of the Funds.

On February 2, 2005, plaintiffs filed a consolidated amended class action complaint ("Aucoin Consolidated Amended Complaint") that asserts claims substantially similar to the Aucoin Complaint and the nine additional lawsuits referenced above. On October 19, 2005, the District Court dismissed each of the claims set forth in the Aucoin Consolidated Amended Complaint, except for plaintiff's claim under Section 36(b) of the Investment Company Act. On January 11, 2006, the District Court granted defendants' motion for reconsideration and dismissed the remaining Section 36(b) claim. Plaintiffs have moved for leave to amend their consolidated complaint.

It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the AllianceBernstein Mutual Funds' shares or other adverse consequences to the AllianceBernstein Mutual Funds. This may require the AllianceBernstein Mutual Funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the AllianceBernstein Mutual Funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the AllianceBernstein Mutual Funds.

NOTE K

Subsequent Event

Effective February 24, 2006, the names of Alliance Capital Management L.P., AllianceBernstein Investment Research and Management, Inc. and Alliance Global Investor Services, Inc. were changed to AllianceBernstein L.P.,
AllianceBernstein Investments, Inc. and AllianceBernstein Investor Services, Inc., respectively.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 29


FINANCIAL HIGHLIGHTS
Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                            Class A
                                      -----------------------------------------------------------------------------------------
                                      Six Months
                                           Ended                            December 1,
                                     January 31,      Year Ended July 31,       2002 to            Year Ended November 30,
                                            2006   ------------------------    July 31,     -------------------------------------
                                     (unaudited)       2005         2004        2003(a)         2002         2001         2000
                                      -----------  -----------  -----------  -----------    -----------  -----------  -----------
Net asset value,
  beginning of period                   $56.56        $49.14       $47.44         $43.48       $67.05       $95.32      $111.46
                                      ------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)                    (.41)         (.34)(c)     (.72)(c)(d)    (.54)        (.87)        (.82)       (1.35)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                            7.15          7.76         2.42           4.50       (22.70)      (21.17)      (10.75)
                                      ------------------------------------------------------------------------------------------
Net increase (decrease)
  in net asset value
  from operations                         6.74          7.42         1.70           3.96       (23.57)      (21.99)      (12.10)
                                      -------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                              -0-           -0-          -0-            -0-          -0-       (5.86)       (4.04)
Distributions in excess
  of net realized gain
  on investment
  transactions                              -0-           -0-          -0-            -0-          -0-        (.42)          -0-
                                      -------------------------------------------------------------------------------------------
Total distributions                         -0-           -0-          -0-            -0-          -0-       (6.28)       (4.04)
                                      -------------------------------------------------------------------------------------------
Net asset value,
  end of period                         $63.30        $56.56       $49.14         $47.44       $43.48       $67.05       $95.32
                                      -------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net
  asset value(e)                         11.91%        15.10%        3.58%          9.11%      (35.15)%     (24.90)%     (11.48)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                   $1,111,774    $1,067,072   $1,112,174     $1,186,488   $1,096,744   $1,926,473   $2,650,904
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                        1.83%(f)(g)   1.66%        1.65%          2.24%(f)     1.85%        1.58%        1.50%
  Expenses, before waivers/
    reimbursements                        1.83%(f)(g)   1.68%        1.81%          2.24%(f)     1.85%        1.58%        1.50%
  Net investment loss                    (1.19)%(f)(g)  (.65)%(c)   (1.36)%(c)(d)  (1.95)%(f)   (1.64)%      (1.08)%       (.98)%
Portfolio turnover rate                     55%           80%          80%           127%         117%          55%          46%


See footnote summary on page 36.


30 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                         Class B
                                   -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended                            December 1,
                                  January 31,      Year Ended July 31,       2002 to            Year Ended November 30,
                                         2006   ------------------------    July 31,    --------------------------------------
                                  (unaudited)       2005         2004        2003(a)        2002          2001         2000
                                   -----------  -----------  -----------  -----------   -----------   -----------  -----------
Net asset value,
  beginning of period                $51.06         $44.71       $43.49         $40.06       $62.27       $89.59       $105.73
                                   --------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)                 (.57)          (.68)(c)    (1.03)(c)(d)    (.69)       (1.16)       (1.28)        (2.17)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                         6.43           7.03         2.25           4.12       (21.05)      (19.76)        (9.93)
                                   --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                           5.86           6.35         1.22           3.43       (22.21)      (21.04)       (12.10)
                                   --------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                           -0-            -0-          -0-            -0-          -0-       (5.86)        (4.04)
Distributions in excess
  of net realized gain
  on investment
  transactions                           -0-            -0-          -0-            -0-          -0-        (.42)           -0-
                                   --------------------------------------------------------------------------------------------
Total distributions                      -0-            -0-          -0-            -0-          -0-       (6.28)        (4.04)
                                   --------------------------------------------------------------------------------------------
Net asset value,
  end of period                      $56.92         $51.06       $44.71         $43.49       $40.06       $62.27        $89.59
                                   --------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net
  asset value(e)                      11.48%         14.20%        2.81%          8.56%      (35.67)%     (25.46)%      (12.12)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                  $771,685       $844,111   $1,100,840     $1,453,453   $1,539,144   $3,092,947    $4,701,567
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                     2.60%(f)(g)    2.43%        2.42%          3.02%(f)     2.58%        2.31%         2.20%
  Expenses, before waivers/
    reimbursements                     2.60%(f)(g)    2.46%        2.58%          3.02%(f)     2.58%        2.31%         2.20%
  Net investment loss                 (1.96)%(f)(g)  (1.42)%(c)   (2.13)%(c)(d)  (2.73)%(f)   (2.37)%      (1.80)%       (1.68)%
Portfolio turnover rate                  55%            80%          80%           127%         117%          55%           46%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 31



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period

                                                                         Class C
                                   -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended                            December 1,
                                  January 31,      Year Ended July 31,       2002 to           Year Ended November 30,
                                         2006   ------------------------    July 31,    -------------------------------------
                                  (unaudited)       2005         2004        2003(a)        2002         2001         2000
                                   -----------  -----------  -----------  -----------   -----------  -----------  -----------
Net asset value,
  beginning of period                $51.11         $44.73       $43.50         $40.07       $62.25       $89.55       $105.69
                                   -------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)                 (.56)          (.66)(c)    (1.02)(c)(d)    (.68)       (1.15)       (1.28)        (2.19)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                         6.44           7.04         2.25           4.11       (21.03)      (19.74)        (9.91)
                                   --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                           5.88           6.38         1.23           3.43       (22.18)      (21.02)       (12.10)
                                   --------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                           -0-            -0-          -0-            -0-          -0-       (5.86)        (4.04)
Distributions in excess
  of net realized gain
  on investment
  transactions                           -0-            -0-          -0-            -0-          -0-        (.42)           -0-
                                   --------------------------------------------------------------------------------------------
Total distributions                      -0-            -0-          -0-            -0-          -0-       (6.28)        (4.04)
                                   --------------------------------------------------------------------------------------------
Net asset value,
  end of period                      $56.99         $51.11       $44.73         $43.50       $40.07       $62.25        $89.55
                                   --------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net
  asset value(e)                      11.51%         14.26%        2.83%          8.56%      (35.63)%     (25.45)%      (12.13)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                  $253,298       $261,596     $313,166       $396,472     $410,649     $835,406    $1,252,765
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                     2.56%(f)(g)    2.39%        2.39%          3.01%(f)     2.55%        2.30%         2.21%
  Expenses, before waivers/
    reimbursements                     2.56%(f)(g)    2.41%        2.55%          3.01%(f)     2.55%        2.30%         2.21%
  Net investment loss                 (1.91)%(f)(g)  (1.37)%(c)   (2.10)%(c)(d)  (2.72)%(f)   (2.34)%      (1.80)%       (1.69)%
Portfolio turnover rate                  55%            80%          80%           127%         117%          55%           46%


See footnote summary on page 36.


32 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                                        Advisor Class
                                   -----------------------------------------------------------------------------------------
                                   Six Months
                                        Ended                            December 1,
                                  January 31,      Year Ended July 31,       2002 to           Year Ended November 30,
                                         2006   ------------------------    July 31,    --------------------------------------
                                  (unaudited)       2005         2004        2003(a)        2002          2001         2000
                                   -----------  -----------  -----------  -----------   -----------   -----------  -----------
Net asset value,
  beginning of period                $58.19         $50.40       $48.50         $44.36       $68.21       $96.60       $112.59
                                   --------------------------------------------------------------------------------------------
Income From Investment
  Operations
Net investment loss(b)                 (.30)          (.20)(c)     (.58)(c)(d)    (.46)        (.72)        (.60)         (.91)
Net realized and unrealized
  gain (loss) on investment
  and foreign currency
  transactions                         7.32           7.98         2.48           4.60       (23.13)      (21.51)       (11.04)
                                   --------------------------------------------------------------------------------------------
Net increase (decrease) in
  net asset value from
  operations                           7.02           7.78         1.90           4.14       (23.85)      (22.11)       (11.95)
                                   --------------------------------------------------------------------------------------------
Less: Distributions
Distributions from
  net realized gain
  on investment
  transactions                           -0-            -0-          -0-            -0-          -0-       (5.89)        (4.04)
Distributions in excess
  of net realized gain
  on investment
  transactions                           -0-            -0-          -0-            -0-          -0-        (.39)           -0-
                                   --------------------------------------------------------------------------------------------
Total distributions                      -0-            -0-          -0-            -0-          -0-       (6.28)        (4.04)
                                   --------------------------------------------------------------------------------------------
Net asset value,
  end of period                      $65.21         $58.18       $50.40         $48.50       $44.36       $68.21        $96.60
                                   --------------------------------------------------------------------------------------------
Total Return
Total investment return
  based on net
  asset value(e)                      12.08%         15.44%        3.92%          9.33%      (34.96)%     (24.68)%      (11.22)%
Ratios/Supplemental
  Data
Net assets, end of period
  (000's omitted)                   $55,356        $90,583      $80,420        $93,511      $83,018     $231,167      $288,889
Ratio to average net
  assets of:
  Expenses, net of waivers/
    reimbursements                     1.53%(f)(g)    1.35%        1.35%          1.94%(f)     1.49%        1.27%         1.19%
  Expenses, before waivers/
    reimbursements                     1.53%(f)(g)    1.38%        1.51%          1.94%(f)     1.49%        1.27%         1.19%
  Net investment loss                  (.86)%(f)(g)   (.36)%(c)   (1.06)%(c)(d)  (1.65)%(f)   (1.29)%       (.78)%        (.66)%
Portfolio turnover rate                  55%            80%          80%           127%         117%          55%           46%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 33


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                         Class R
                                         -------------------------------------
                                          Six Months               November 3,
                                               Ended         Year      2003(h)
                                          January 31,       Ended           to
                                                2006      July 31,    July 31,
                                         (unaudited)         2005         2004
                                         -------------------------------------
Net asset value, beginning of period          $56.44       $49.08       $54.17
                                         -------------------------------------
Income From Investment Operations
Net investment loss(b)                          (.36)        (.38)(c)     (.77)(c)(d)
Net realized and unrealized gain
  (loss) on investment and foreign
  currency transactions                         7.12         7.74        (4.32)
                                         -------------------------------------
Net increase (decrease) in net asset
  value from operations                         6.76         7.36        (5.09)
                                         -------------------------------------
Net asset value, end of period                $63.20       $56.44       $49.08
                                         -------------------------------------
Total Return
Total investment return based on net
  asset value(e)                               11.98%       15.00%       (9.40)%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)       $305          $74          $23
Ratio to average net assets of:
  Expenses, net of waivers/reimbursements       1.79%(f)(g)  1.71%        1.73%(f)
  Expenses, before waivers/reimbursements       1.79%(f)(g)  1.74%        1.97%(f)
  Net investment loss                          (1.17)%(f)(g) (.70)%(c)   (1.42)%(f)
Portfolio turnover rate                           55%          80%          80%


See footnote summary on page 36.


34 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                               Class K
                                                      -------------------------
                                                       Six Months
                                                            Ended     March 1,
                                                      January 31,   2005(h) to
                                                             2006     July 31,
                                                      (unaudited)         2005
                                                      -------------------------
Net asset value, beginning of period                       $56.70       $54.19
                                                      -------------------------
Income From Investment Operations
Net investment loss(b)                                       (.30)        (.03)
Net realized and unrealized gain on investment
  and foreign currency transactions                          7.17         2.54
                                                      -------------------------
Net increase in net asset value from operations              6.87         2.51
                                                      -------------------------
Net asset value, end of period                             $63.57       $56.70
                                                      -------------------------
Total Return
Total investment return based on net asset value(e)         12.12%        4.63%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                     $12          $11
Ratio to average net assets of:
  Expenses(f)                                                1.46%(g)     1.05%
  Net investment loss(f)                                     (.82)%(g)    (.15)%
Portfolio turnover rate                                        55%          80%


See footnote summary on page 36.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 35



Selected Data For A Share Of Capital Stock Outstanding Throughout Each Period


                                                               Class I
                                                      -------------------------
                                                       Six Months
                                                            Ended     March 1,
                                                      January 31,   2005(h) to
                                                             2006     July 31,
                                                      (unaudited)         2005
                                                      -------------------------
Net asset value, beginning of period                       $56.76       $54.19
                                                      -------------------------
Income From Investment Operations
Net investment income (loss)(b)                              (.17)         .02
Net realized and unrealized gain on investment
  and foreign currency transactions                          7.15         2.55
                                                      -------------------------
Net increase in net asset value from operations              6.98         2.57
                                                      -------------------------
Net asset value, end of period                             $63.74       $56.76
                                                      -------------------------
Total Return
Total investment return based
  on net asset value(e)                                     12.30%        4.75%
Ratios/Supplemental Data
Net assets, end of period (000's omitted)                     $12          $10
Ratio to average net assets of:
  Expenses(f)                                                1.17%(g)      .81%
  Net investment income (loss)(f)                            (.53)%(g)     .10%
Portfolio turnover rate.                                       55%          80%


(a)  The Fund changed its fiscal year end from November 30 to July 31.

(b)  Based on average shares outstanding.

(c)  Net of fees and expenses waived/reimbursed by the Adviser.

(d)  Net of fees and expenses waived/reimbursed by the Transfer Agent.

(e) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.

(f)  Annualized.

(g) The ratio includes expenses attributable to estimated costs of proxy solicitation.
(h)  Commencement of distributions.


36 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


RESULTS OF SHAREHOLDERS MEETING
(unaudited)

A Special Meeting of the AllianceBernstein Global Technology Fund (the "Fund") was held on November 15, 2005 and adjourned until December 6, 2005, December 19, 2005, December 21, 2005 and December 22, 2005. At the November 15, 2005 Meeting, with respect to the first item of business, the election of Directors, the required number of outstanding shares were voted in favor of the proposal, and the proposal was approved. At the December 21, 2005 Meeting, with respect to the third item of business, the amendment, elimination, or reclassification as non-fundamental of the fundamental investment restrictions, and the fourth item of business, the reclassification of the Fund's fundamental investment objective as non-fundamental with changes to the Fund's investment objectives, the required number of outstanding shares voted in favor of each proposal, and each proposal was approved. With respect to the second item of business, the approval to amend and restate the Charter of the Fund, an insufficient number of required outstanding shares voted in favor of the proposal and, therefore the proposal was not approved. A description of each proposal and number of shares voted at the Meetings are as follows: (the proposal numbers shown below correspond to the proposal numbers in the Fund's proxy statement)

                                                                                                    Withheld
                                                                                  Voted For        Authority
                                                                                 ----------        ---------
1.      The election of the Directors,                Ruth Block                 22,256,258          566,171
        each such Director to serve                   David H. Dievler           22,252,421          570,007
        a term of an indefinite                       John H. Dobkin             22,262,127          560,302
        duration and until his or her                 Michael J. Downey          22,266,945          555,484
        successor is duly elected                     William H. Foulk, Jr.      22,254,120          568,309
        and qualifies.                                D. James Guzy              21,667,067        1,155,362
                                                      Marc O. Mayer              22,258,015          564,414
                                                      Marshall C. Turner, Jr.    22,263,006          559,423
                                                                     Voted                            Broker
                                                 Voted For         Against        Abstained        Non-Votes
                                                ----------      ----------       ----------        ---------
2.      The amendment and                       14,890,211         566,439          708,011                0
        restatement of the Fund's
        charter, which repealed
        in its entirety all currently
        existing charter provisions
        and substituted in lieu
        thereof new provisions
        set forth in the Form of
        Articles of Amendment
        and Restatement attached
        to the Fund's Proxy
        Statement as Appendix D.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 37


3.      The amendment, elimination,
        or reclassification as
        non-fundamental of the
        fundamental investment
        restrictions regarding:

                                                                     Voted                            Broker
                                                 Voted For         Against        Abstained        Non-Votes
                                                ----------      ----------       ----------        ---------
3.A.    Diversification                         14,970,532         811,002          383,126        4,529,530

3.B.    Issuing Senior Securities               14,889,663         895,066          379,932        4,529,530
        and Borrowing Money

3.C.    Underwriting Securities                 14,933,111         842,667          388,883        4,529,530

3.D.    Concentration of                        14,962,221         814,191          388,249        4,529,530
        Investments

3.E.    Real Estate and                         14,919,548         870,708          374,405        4,529,530
        Companies that Deal in
        Real Estate

3.F.    Commodity Contracts                     14,863,698         888,843          412,120        4,529,530
        and Futures Contracts

3.G.    Loans                                   14,875,994         901,233          387,434        4,529,530

3.I.    Exercising Control                      14,973,828         795,682          395,150        4,529,530

3.K.    Oil, Gas and Other                      14,950,331         822,648          391,681        4,529,530
        Types of Minerals Or
        Mineral Leases

3.L.    Purchases of                            14,847,625         924,285          392,750        4,529,530
        Securities on Margin

3.N.    Pledging, Hypothecating,                14,845,079         897,912          421,670        4,529,530
        Mortgaging, or Otherwise
        Encumbering Assets

3.R.    Requirement to Invest                   14,942,879         822,190          398,359        4,530,763
        in Specific Investments

4.b.    The reclassification of                 14,116,840       1,317,216          730,605        4,529,530
        the Fund's fundamental
        investment objective as
        non-fundamental with
        changes to the Fund's
        investment objectives


38 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


BOARD OF DIRECTORS

William H. Foulk, Jr.(1), Chairman
Marc O. Mayer, President
Ruth Block(1)
David H. Dievler(1)
John H. Dobkin(1)
Michael J. Downey(1)
D. James Guzy(1)
Marshall C. Turner, Jr.(1)

OFFICERS

Philip L. Kirstein, Senior Vice President and Independent Compliance Officer Janet A. Walsh(2), Senior Vice President
Thomas J. Bardong, Vice President
Emilie D. Wrapp, Secretary
Mark D. Gersten, Treasurer & Chief Financial Officer
Vincent S. Noto, Controller

Custodian
State Street Bank & Trust Company
One Lincoln Street
Boston, MA 02111

Distributor
AllianceBernstein Investments, Inc.
1345 Avenue of the Americas
New York, NY 10105

Legal Counsel
Seward & Kissel LLP
One Battery Park Plaza
New York, NY 10004

Transfer Agent
AllianceBernstein Investor Services, Inc.
P.O. Box 786003
San Antonio, TX 78278-6003
Toll-free (800) 221-5672

Independent Registered Public Accounting Firm
Ernst & Young LLP
5 Times Square
New York, NY 10036


(1) Member of the Audit Committee, Governance and Nominating Committee and Independent Directors Committee.

(2) Ms. Walsh is the person primarily responsible for the day-to-day management of and investment decisions for the Fund.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 39


Information Regarding the Review and Approval of the Fund's Advisory Agreement

The Fund's disinterested directors (the "directors") unanimously approved the continuance of the Advisory Agreement between the Fund and the Adviser at a meeting held on November 8, 2005.

In preparation for the meeting, the directors had requested from the Adviser and evaluated extensive materials, including performance and expense information for other investment companies with similar investment objectives as the Fund derived from data compiled by Lipper Inc. ("Lipper"), which is not affiliated with the Adviser. The directors also reviewed an independent evaluation from the Fund's Senior Officer (who is also the Fund's Independent Compliance Officer) of the reasonableness of the advisory fees in the Fund's Advisory Agreement (as contemplated by the September 2004 Assurance of Discontinuance between the Adviser and the New York Attorney General) wherein the Senior Officer concluded that such fees were reasonable. In addition, the directors received a presentation from the Adviser and had an opportunity to ask representatives of the Adviser various questions relevant to the proposed approval. The directors noted that the Senior Officer's evaluation considered the following factors: management fees charged to institutional and other clients of the Adviser for like services; management fees charged by other mutual fund companies for like services; cost to the Adviser and its affiliates of supplying services pursuant to the Advisory Agreement, excluding any intra-corporate profit; profit margins of the Adviser and its affiliates from supplying such services; possible economies of scale as the Fund grows larger; and nature and quality of the Adviser's services including the performance of the Fund.

Prior to voting, the directors reviewed the proposed continuance of the Advisory Agreement with management and with experienced counsel who are independent of the Adviser and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed continuance. The directors also discussed the proposed continuance in a private session at which only the directors, their independent counsel and the Fund's Independent Compliance Officer were present. In reaching their determinations relating to continuance of the Advisory Agreement, the directors considered all factors they believed relevant, including the following:

     1. information comparing the performance of the Fund to other investment companies with similar investment objectives and to an index;

     2. the nature, extent and quality of investment, compliance, administrative and other services rendered by the Adviser;

     3. payments received by the Adviser from all sources in respect of the Fund;


40 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


     4. the costs borne by, and profitability of, the Adviser and its affiliates in providing services to the Fund;

     5. comparative fee and expense data for the Fund and other investment companies with similar investment objectives;

     6. the extent to which economies of scale would be realized to the extent the Fund grows and whether fee levels reflect any economies of scale for the benefit of investors;

     7. the Adviser's policies and practices regarding allocation of portfolio transactions of the Fund, including the extent to which the Adviser benefits from soft dollar arrangements;

     8. information about "revenue sharing" arrangements that the Adviser has entered into in respect of the Fund;

     9. portfolio turnover rates for the Fund compared to other investment companies with similar investment objectives;

     10. fall-out benefits that the Adviser and its affiliates receive from their relationships with the Fund;

     11. the Adviser's representation that there are no institutional products managed by the Adviser which have a substantially similar investment style as the Fund;

     12. the Senior Officer's evaluation of the reasonableness of the fee payable to the Adviser in the Advisory Agreement;

     13. the professional experience and qualifications of the Fund's portfolio management team and other senior personnel of the Adviser; and

     14.  the terms of the Advisory Agreement.

The directors also considered their knowledge of the nature and quality of the services provided by the Adviser to the Fund gained from their experience as directors of the Fund, their overall confidence in the Adviser's integrity and competence they have gained from that experience and the Adviser's responsiveness to concerns raised by them in the past.

In their deliberations, the directors did not identify any particular information that was all-important or controlling, and the directors attributed different weights to the various factors.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 41


The directors determined that the overall arrangements between the Fund and the Adviser, as provided in the Advisory Agreement, were fair and reasonable in light of the services performed, expenses incurred and such other matters as the directors considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the directors reaching their determinations to approve the continuance of the Advisory Agreement (including their determinations that the Adviser should continue to be the investment adviser for the Fund, and that the fees payable to the Adviser pursuant to the Advisory Agreement are appropriate) were separately discussed by the directors.

Nature, extent and quality of services provided by the Adviser

The directors noted that, under the Advisory Agreement, the Adviser, subject to the control of the directors, administers the Fund's business and other affairs. The Adviser manages the investment of the assets of the Fund, including making purchases and sales of portfolio securities consistent with the Fund's investment objective and policies. Under the Advisory Agreement, the Adviser also provides the Fund with such office space, administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Fund) and executive and other personnel as are necessary for the Fund's operations. The Adviser pays all of the compensation of directors of the Fund who are affiliated persons of the Adviser and of the officers of the Fund.

The directors also considered that the Advisory Agreement provides that the Fund will reimburse the Adviser for the cost of certain clerical, accounting, administrative and other services provided at the Fund's request by employees of the Adviser or its affiliates. Requests for these "at no more than cost" reimbursements are approved by the directors on a quarterly basis and (to the extent requested and paid) result in a higher rate of total compensation from the Fund to the Adviser than the fee rates stated in the Fund's Advisory Agreement.

The directors considered the scope and quality of services provided by the Adviser under the Advisory Agreement and noted that the scope of services provided by advisers of funds had expanded over time as a result of regulatory and other developments. The directors noted, for example, that the Adviser is responsible for maintaining and monitoring its own and, to varying degrees, the Fund's compliance programs, and that these compliance programs have recently been refined and enhanced in light of new regulatory requirements. The directors considered the quality of the in-house investment research capabilities of the Adviser and the other resources it has dedicated to performing services for the Fund. The quality of administrative and other services, including the Adviser's role in coordinating the activities of the Fund's other service providers, also were considered. The directors also considered the Adviser's response to recent regulatory compliance issues affecting the Fund and a number of the other invest-


42 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


ment companies in the AllianceBernstein Funds complex. The directors concluded that, overall, they were satisfied with the nature, extent and quality of services provided to the Fund under the Advisory Agreement.

Costs of Services Provided and Profitability to the Adviser

The directors reviewed a schedule of the revenues, expenses and related notes indicating the profitability of the Fund to the Adviser for calendar years 2003 and 2004. The directors also reviewed information in respect of 2004 that had been prepared with a revised expense allocation methodology. The directors noted that the revised expense allocation methodology would be used in 2005, and that it differed in various respects from the methodology used in prior years. The directors reviewed the assumptions and methods of allocation used by the Adviser in preparing fund-specific profitability data, and noted the Adviser's representation to them that it believed that the methods of allocation used in preparing the profitability information were reasonable and appropriate and that the Adviser had previously discussed with the directors that there is no generally accepted allocation methodology for information of this type.

The directors recognized that it is difficult to make comparisons of profitability from fund advisory contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser's capital structure and cost of capital. In considering profitability information, the directors considered the effect of fall-out benefits on the Adviser's expenses, as well as the "revenue sharing" arrangements the Adviser has entered into with certain entities that distribute shares of the Fund. The directors focused on the profitability of the Adviser's relationship with the Fund before taxes and distribution expenses. The directors recognized that the Adviser should generally be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Adviser's level of profitability from its relationship with the Fund was not excessive.

Fall-Out Benefits

The directors considered that the Adviser benefits from soft dollar arrangements whereby it receives brokerage and research services from many of the brokers and dealers that execute purchases and sales of securities on behalf of its clients on an agency basis. They noted that the Adviser makes presentations to the directors regarding its trading practices and brokerage allocation policies, including its policies with respect to soft dollar arrangements, from time to time and had made a special presentation to the directors in May 2005 on this subject. The directors noted that the Adviser has represented to them that all of its soft dollar arrangements are consistent with applicable legal requirements including the achievement of best execution.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 43


The directors also considered that the Distributor, which is a wholly-owned subsidiary of the Adviser: receives 12b-1 fees from the Fund in respect of classes of shares of the Fund that are subject to the Fund's 12b-1 plan; retains a portion of the 12b-1 fees from the Fund; and receives all or a portion of the sales charges on sales or redemptions of certain classes of shares. The directors also noted that certain affiliates of the Adviser distribute shares of the Fund and receive compensation in that connection, that a subsidiary of the Adviser provides transfer agency services to the Fund and receives compensation from the Fund for such services, and that brokers who are affiliated with the Adviser are permitted to execute brokerage transactions for the Fund subject to satisfaction of certain requirements and receive brokerage commissions from the Fund and liquidity rebates from electronic communication networks ("ECNs") in connection with such transactions. The directors noted that the Adviser had made a recent presentation to the directors detailing liquidity rebates that Sanford C. Bernstein & Co. LLC receives in respect of transactions effected through ECNs.

The directors recognized that the Adviser's profitability would be somewhat lower if it did not receive research for soft dollars or if the Adviser's affiliates did not receive the other benefits described above. The directors understood that the Adviser also might derive reputational and other benefits from its association with the Fund.

Investment Results

In addition to the information reviewed by the directors in connection with the meeting, the directors receive detailed comparative performance information for the Fund at each regular Board meeting during the year. At the meeting, the directors reviewed information from a report prepared by Lipper showing performance of the Class A Shares of the Fund as compared to a group of 7 to 4 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Group") and as compared to a universe of 59 to 8 funds (depending on the year) in its Lipper category selected by Lipper (the "Performance Universe") for periods ended September 30, 2005 over the 1-, 3-, 5- and 10-year periods. The directors noted that in the Performance Group comparison the Fund was in the third quintile in the 1- and 5-year periods and in the fifth quintile in the 3-year period (adjusted to 4th quintile in the 5-year period by the Senior Officer who uses a different methodology than Lipper for assigning performance to quintiles). Quintile information was not available in the 10-year period. In the Performance Universe comparison the directors noted that the Fund was in the fourth quintile in the 1- and 10-year periods, in the fifth quintile in the 3-year period and in the second quintile in the 5-year period. The directors also considered the Fund's performance compared to the Morgan Stanley Capital International World Information Technology Index (Net) (the "Index") for periods ended September 30, 2005 over the year to date ("YTD"), 1-, 3- and 5-year periods. No information was available for the 10-year and since inception periods (March 1982 inception). The comparative information


44 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


showed that the Fund outperformed the Index in the YTD and 1-year periods and underperformed the Index in the 3- and 5-year periods. Based on their review, the directors concluded that the Fund's relative performance over time was satisfactory.

Advisory Fees and Other Expenses

The directors considered the advisory fee rate paid by the Fund to the Adviser and information prepared by Lipper concerning fee rates paid by other funds in the same Lipper category as the Fund at a common asset level. The directors recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds.

The directors reviewed information in the Adviser's Form ADV and noted that it charged institutional clients lower fees for advising comparably sized accounts using strategies that differ from those of the Fund but which involve investments in equity securities.

The Adviser reviewed with the directors the significant differences in the scope of services it provides to institutional clients and to the Fund. For example, the Advisory Agreement requires the Adviser to provide, in addition to investment advice, office facilities and officers (including officers to provide required certifications). The Adviser also coordinates the provision of services to the Fund by non-affiliated service providers and is responsible for the compensation of the Fund's Independent Compliance Officer and certain related expenses. The provision of these non-advisory services involves costs and exposure to liability. The Adviser explained that many of these services normally are not provided to non-investment company clients and that fees charged to the Fund reflect the costs and risks of the additional obligations. The Adviser also noted that since the Fund is constantly issuing and redeeming its shares, it is more difficult to manage than an institutional account, where the assets are relatively stable. In light of these facts, the directors did not place significant weight on these fee comparisons.

The directors also considered the total expense ratio of the Class A shares of the Fund in comparison to the fees and expenses of funds within two comparison groups created by Lipper: an Expense Group and an Expense Universe. Lipper described an Expense Group as a representative sample of comparable funds and an Expense Universe as a broader group, consisting of all funds in the investment classification/objective with a similar load type as the Fund. The Class A expense ratio of the Fund was based on the Fund's latest fiscal year expense ratio. The Lipper information included pro forma expense ratios provided by the Adviser assuming the new lower contractual advisory fees implemented in January 2004 had been in effect in the Fund's most recent fiscal year. All references to expense ratios are to the pro forma expense ratios. The directors recognized that the expense ratio information for the Fund potentially reflected on the Adviser's pro-


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 45


vision of services, as the Adviser is responsible for coordinating services provided to the Fund by others. The directors noted that it was likely that the expense ratios of some funds in the Fund's Lipper category also were lowered by waivers or reimbursements by those funds' investment advisers, which in some cases were voluntary and perhaps temporary.

The directors noted that the Fund's at approximate current size contractual effective fee rate of 75 basis points was the same as the Expense Group median. The directors also noted that the Adviser advises another AllianceBernstein fund with a similar investment objective and strategies as the Fund for the same fee rate as the Fund except that the Fund's fee rate is based on the net asset value at the end of each quarter instead of "average daily net assets" and the Fund's fee is a quarterly rather than a monthly fee. The directors further noted that the Fund's total expense ratio was somewhat higher than the median for the Expense Group and somewhat lower than the median for the Expense Universe. The directors concluded that the Fund's expense ratio was satisfactory.

Economies of Scale

The directors noted that the advisory fee schedule for the Fund contains breakpoints so that, if assets were to increase over the breakpoint levels, the fee rates would be reduced on the incremental assets. The directors also considered a presentation by an independent consultant discussing economies of scale issues in the mutual fund industry. The directors believe that economies of scale are realized (if at all) by the Adviser across a variety of products and services, and not only in respect of a single fund. The directors noted that there is no uniform methodology for establishing breakpoints that give effect to fund-specific services provided by the Adviser and to the economies of scale that the Adviser may realize in its overall mutual fund business or those components of it which directly or indirectly affect the Fund's operations. The directors observed that in the mutual fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age and size of a particular fund and its adviser's cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different advisers have different cost structures and service models, it is difficult to draw meaningful conclusions from the comparison of a fund's advisory fee breakpoints with those of comparable funds. The directors also noted that the advisory agreements for many funds do not have breakpoints at all. Having taken these factors into account, the directors concluded that the Fund's breakpoint arrangements would result in a sharing of economies of scale in the event of a very significant increase in the Fund's net assets.


46 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


ALLIANCEBERNSTEIN FAMILY OF FUNDS

----------------------------------
Wealth Strategies Funds
----------------------------------
Balanced Wealth Strategy
Wealth Appreciation Strategy
Wealth Preservation Strategy
Tax-Managed Balanced Wealth Strategy
Tax-Managed Wealth Appreciation Strategy
Tax-Managed Wealth Preservation Strategy

----------------------------------
Blended Style Funds
----------------------------------
U.S. Large Cap Portfolio
International Portfolio
Tax-Managed International Portfolio

----------------------------------
Growth Funds
----------------------------------
Domestic

Growth Fund
Mid-Cap Growth Fund
Large Cap Growth Fund
Small Cap Growth Portfolio

Global & International

Global Health Care Fund
Global Research Growth Fund
Global Technology Fund
Greater China '97 Fund
International Growth Fund*
International Research Growth Fund*

----------------------------------
Value Funds
----------------------------------
Domestic

Balanced Shares
Focused Growth & Income Fund
Growth & Income Fund
Real Estate Investment Fund
Small/Mid-Cap Value Fund
Utility Income Fund
Value Fund

Global & International

Global Value Fund
International Value Fund

----------------------------------
Taxable Bond Funds
----------------------------------
Global Government Income Trust*
Corporate Bond Portfolio
Emerging Market Debt Fund
Global Strategic Income Trust
High Yield Fund
Multi-Market Strategy Trust
Intermediate Bond Portfolio*
Short Duration Portfolio
U.S. Government Portfolio

----------------------------------
Municipal Bond Funds
----------------------------------
National             Michigan
Insured National     Minnesota
Arizona              New Jersey
California           New York
Insured California   Ohio
Florida              Pennsylvania
Massachusetts        Virginia

----------------------------------
Intermediate Municipal Bond Funds
----------------------------------
Intermediate California
Intermediate Diversified
Intermediate New York

----------------------------------
Closed-End Funds
----------------------------------
All-Market Advantage Fund
ACM Income Fund
ACM Government Opportunity Fund
ACM Managed Dollar Income Fund
ACM Managed Income Fund
ACM Municipal Securities Income Fund
California Municipal Income Fund
National Municipal Income Fund
New York Municipal Income Fund
The Spain Fund
World Dollar Government Fund
World Dollar Government Fund II

----------------------------------
Retirement Strategies Funds
----------------------------------
2000 Retirement Strategy
2005 Retirement Strategy
2010 Retirement Strategy
2015 Retirement Strategy
2020 Retirement Strategy
2025 Retirement Strategy
2030 Retirement Strategy
2035 Retirement Strategy
2040 Retirement Strategy
2045 Retirement Strategy


We also offer Exchange Reserves,** which serves as the money market fund exchange vehicle for the AllianceBernstein mutual funds.

For more complete information on any AllianceBernstein mutual fund, including investment objectives and policies, sales charges, expenses, risks and other matters of importance to prospective investors, visit our web site at www.alliancebernstein.com or call us at (800) 227-4618 for a current prospectus. You should read the prospectus carefully before you invest.

* Prior to May 16, 2005, International Growth Fund was named Worldwide Privatization Fund and International Research Growth Fund was named International Premier Growth Fund. On June 24, 2005, All-Asia Investment Fund merged into International Research GrowthFund. On July 8, 2005, New Europe Fund merged into International Research Growth Fund. Prior to February 1, 2006, Global Government Income Trust was named Americas Government Income Trust and Intermediate Bond Portfolio was named Quality Bond Portfolio.

**   An investment in the Fund is not a deposit in a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 47


THE FOLLOWING IS NOT PART OF THE SHAREHOLDER REPORT OR THE FINANCIAL STATEMENTS.

SUMMARY OF SENIOR OFFICER'S EVALUATION OF
INVESTMENT ADVISORY AGREEMENT(1)

The following is a summary of the evaluation of the investment advisory agreement between Alliance Capital Management L.P. (the "Adviser") and AllianceBernstein Global Technology, Inc. (the "Fund")(2), prepared by Philip
L. Kirstein, the Senior Officer, for the independent directors of the Fund, as required by the Assurance of Discontinuance between the New York State Attorney General and the Adviser. The Senior Officer's evaluation of the investment advisory agreement is not meant to diminish the responsibility or authority of the Board of Directors of the Fund to perform its duties pursuant to Section 15 of the Investment Company Act of 1940 (the "40 Act") and applicable state law. The purpose of the summary is to provide shareholders with a synopsis of the independent evaluation of the reasonableness of the advisory fees which was provided to the independent directors in connection with their review of the proposed continuance of the investment advisory agreement. The Senior Officer's evaluation considered the following factors:

     1. Management fees charged to institutional and other clients of the Adviser for like services.

     2. Management fees charged by other mutual fund companies for like services.

     3. Costs to the Adviser and its affiliates of supplying services pursuant to the advisory agreement, excluding any intra-corporate profit.

     4. Profit margins of the Adviser and its affiliates from supplying such services.

     5.   Possible economies of scale as the Fund grows larger.

     6. Nature and quality of the Adviser's services including the performance of the Fund.

(1) It should be noted that the information in the fee summary was completed on November 2, 2005 and presented to the Board of Directors on November 8, 2005 in accordance with the Assurance of Discontinuance between the New York State Attorney General and the Adviser. It also should be noted that references in the fee summary pertaining to performance and expense ratios refer to Class A shares of the Fund.

(2) Prior to December 15, 2004, AllianceBerstein Global Technology Fund, Inc. was known as AllianceBernstein Technology Fund, Inc.


48 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


FUND ADVISORY FEES, EXPENSE REIMBURSEMENTS & RATIOS

The table below describes the Fund's advisory fee pursuant to the Investment Advisory Agreement. This fee schedule was implemented in consideration of the Adviser's settlement with the New York State Attorney General.(3)

                                                    Quarterly Advisory Fee
                                                      Based on % of Net
Fund                                              Assets at End of Quarter(4)
-------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund, Inc.  First $2.5 billion1/4 of 0.75%
                                                Next $2.5 billion1/4 of 0.65%
                                                Excess of $5 billion1/4 of 0.60%

The Fund's net assets as of September 30, 2005 were $2.16 billion. The effective advisory fee of the Fund at this asset level is 0.75%.

The Adviser is reimbursed as specified in the Investment Advisory Agreement for certain clerical, legal, accounting, administrative and other services provided to the Fund as indicated below:

                                                                    As a %
                                                                  of average
Fund                                                  Amount   daily net assets
-------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund, Inc.       $118,326       0.005%

Set forth below are the Fund's expense ratios for the most recently completed fiscal year:

                                                 Gross      Net      Fiscal
                                                Expense   Expense     Year
Fund                                            Ratio(5)  Ratio(6)    End
-------------------------------------------------------------------------------
AllianceBernstein Global          Class A        1.68%     1.66%    July 31
Technology Fund, Inc.             Class B        2.46%     2.43%
                                  Class C        2.41%     2.39%
                                  Class R        1.74%     1.71%
                                  Class K        1.05%     1.05%
                                  Class I        0.81%     0.81%
                                  Adv. Class     1.38%     1.35%


(3) The advisory fee schedule implemented in January 2004 contemplates eight categories of the AllianceBernstein Mutual Funds with almost all funds in each category having the same advisory fee schedule.

(4)  The advisory fee is paid on a quarterly basis.

(5) With respect to each of Class K and Class I shares, the gross expense ratios excludes the administrative services fee for third party record keeping services of up to 15 bp and 10 bp respectively.

(6) The Adviser's settlement with the New York State Attorney General in September 7, 2004 mandated a weighted reduction of advisory fees of 20% on the Adviser's sponsored long-term open-end retail funds for a minimum of five years. Accordingly, in anticipation of the final agreement, the Adviser began waiving a portion of the advisory fees that it charged to the Fund for the period January 1, 2004 through September 6, 2004. From August 1, 2004 through September 6, 2004 such waiver amount amounted to $664,562.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 49


I. MANAGEMENT FEES CHARGED TO INSTITUTIONAL AND OTHER CLIENTS

The management fees charged to investment companies which the Adviser manages and sponsors is normally higher than those charged to similar sized institutional accounts, including pension plans and sub-advised investment companies. The fee differential reflects, among other things, different services provided to such clients, and different liabilities assumed. Services provided by the Adviser to the Fund that are not provided to non-investment company clients include providing office space and personnel to serve as Fund Officers, who among other responsibilities make the certifications required under the Sarbanes-Oxley Act of 2002, and coordinating with and monitoring the Fund's third party service providers such as Fund counsel, auditors, custodians, transfer agents and pricing services. The accounting, administrative, legal and compliance requirements for the Fund are more costly than those for institutional assets due to the greater complexities and time required for investment companies, although as previously noted, a portion of these expenses are reimbursed by the Fund to the Adviser. In addition, managing the cash flow of an investment company may be more difficult than that of a stable pool of assets, such as an institutional account with little cash movement in either direction, particularly, if the fund is in net redemption and the Adviser is frequently forced to sell securities to raise cash for redemptions. However, managing a fund with positive cash flow may be easier at times than managing a stable pool of assets. Finally, in recent years, investment advisers have been sued by institutional clients and have suffered reputational damage both by the attendant publicity and outcomes other than complete victories. Accordingly, the legal and reputational risks associated with institutional accounts are greater than previously thought, although still not equal to those related to the mutual fund industry.

Notwithstanding the Adviser's view that managing an investment company is not comparable to managing other institutional accounts because the services provided are different, it is worth considering information regarding the advisory fees charged to institutional accounts with substantially similar investment styles as the Fund. However, the Adviser represented that there are no institutional products which have a substantially similar investment style as the Fund.


50 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


The Adviser manages the Global Technology Portfolio of AllianceBernstein Variable Product Series Fund, Inc. ("AVPS"), which has a comparable investment approach as the Fund. The AVPS Global Technology Portfolio has the following advisory fee schedule in place:

                                                           Advisory Fee Based on % of
Fund                                                       Average Daily Net Assets(7)
---------------------------------------------------------------------------------------
AllianceBernstein Variable Product Series Fund, Inc.-     First $2.5 billion       0.75%
Global Technology Portfolio                               Next $2.5 billion        0.65%
                                                          Excess of $5 billion     0.60%

The Adviser also manages and sponsors retail mutual funds which are organized in jurisdictions outside the United States, generally Luxembourg, and sold to non-United States resident investors. Set forth below is the fee that the Adviser charges to an offshore mutual fund that invests in growth equities although it should be noted that while such equities include stocks of technology companies, the offshore mutual fund's investment universe is much broader than that of the Fund:

Asset Class                                                              Fee(8)
-------------------------------------------------------------------------------
Global Growth                                                             1.00%

The Adviser represented that it does not sub-advise any registered investment companies with a similar investment style as the Fund.

II. MANAGEMENT FEES CHARGED BY OTHER MUTUAL FUND COMPANIES FOR LIKE SERVICES.

Lipper, Inc., an analytical service that is not affiliated with the Adviser, compared the fees charged to the Fund with fees charged to other investment companies for similar services by other investment advisers. Lipper's analysis included the Fund's ranking with respect to the proposed management fees relative to the Lipper group median at the approximate current asset level of the Fund.(9)

(7) The fee schedule of AVPS Global Technology Portfolio was also affected by the Adviser's settlement with the New York State Attorney General. Accordingly, the fee schedule of the AVPS Global Technology Portfolio is similar to the fee schedule of the Fund. The difference in the fee schedule between the two AllianceBernstein products is that the AVPS Global Technology Portfolio's advisory fee, which is paid monthly, is based on the portfolio's daily average net assets while the Fund's advisory fee, which is paid quarterly, is based on the Fund's net assets at quarter end.

(8) The fee charged to the fund includes a 0.10% fee for administrative services provided by the Adviser or its affiliates.

(9) It should be noted that "effective management fee" is calculated by Lipper using the Fund's contractual management fee rate at a hypothetical asset level. The hypothetical asset level is based on the combined net assets of all classes of the Fund, rounded up to the next $25 million. Lipper's total expense ratio information is based on the most recent annual report except as otherwise noted. A ranking of "1" means that the AllianceBernstein Fund has the lowest effective fee rate in the Lipper peer group.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 51


                                                Effective     Lipper
                                               Management     Group
Fund                                             Fee(10)      Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund, Inc.    0.750        0.750       4/7

Lipper also analyzed the total expense ratio of the Fund in comparison to the Fund's Lipper Expense Group(11) and Lipper Expense Universe(12). Lipper describes a Lipper Expense Group as a representative sample of comparable funds and a Lipper Expense Universe as a broader group, consisting of all funds in the same investment classification/objections with a similar load type as the subject Fund. The results of that analysis are set forth below:

                                         Lipper     Lipper   Lipper     Lipper
                              Expense   Universe   Universe   Group      Group
Fund                         Ratio(13)   Median      Rank    Median      Rank
-------------------------------------------------------------------------------
AllianceBernstein Global
Technology Fund, Inc.          1.650      1.688     23/48     1.458       7/7

Based on this analysis, the Fund has a more favorable ranking on a management fee basis than on a total expense ratio basis. This highlights an issue which the Directors are already addressing, which is lowering non-management expenses.

III. COSTS TO THE ADVISER AND ITS AFFILIATES OF SUPPLYING SERVICES PURSUANT TO THE MANAGEMENT FEE ARRANGEMENT, EXCLUDING ANY INTRA-CORPORATE PROFIT.

Members of the Adviser's Controller's Office presented to the Board of Directors the Adviser's revenue and expenses associated with providing services to the Fund. The presentation included an update on the Adviser's work with an independent consultant to align the Adviser's two profitability systems. The

(10) It should be noted that the "effective management fee" rate for the Fund does not reflect the payments by the Fund to the Adviser for certain clerical, legal, accounting, administrative and other services. The dollar amount and basis point impact of such payments on the Fund is discussed in Section I.

(11) Lipper uses the following criteria in screening funds to be included in the Fund's expense group: fund type, investment classification/objective, load type and similar 12b-1/non-12b-1 service fees, asset (size) comparability, and expense components and attributes. A Lipper Expense Group will typically consist of seven to twenty funds.

(12) Except for asset (size) comparability and load type, Lipper uses the same criteria for selecting a Lipper Expense Group when selecting a Lipper Expense Universe. Unlike the Lipper Expense Group, the Lipper Expense Universe allows for the same adviser to be represented by more than just one fund.

(13) The total expense ratio that is shown above is the Fund's Class A share total expense ratio for fiscal year end 2004. This expense ratio does not reflect the changes to the advisory schedule discussed in page 3. Had the new advisory fee schedule been in place since the beginning of the Fund's fiscal year, the pro-forma total expense ratio as calculated by Lipper would have been 1.573% and the Fund would have had a Lipper Expense Group ranking of 7/7 and a Lipper Expense Universe ranking of 20/48.


52 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


alignment, which now is complete, produces profitability information at the Fund level which reflects the Adviser's management reporting approach. See discussion below in Section IV.

IV. PROFIT MARGINS OF THE ADVISER AND ITS AFFILIATES FOR  SUPPLYING SUCH
SERVICES.

The profitability information for the Fund prepared by the Adviser for the Board of Directors was reviewed by the Senior Officer. Based on the information provided, the Adviser's profitability from providing investment advisory services to the Fund decreased during calendar 2004 relative to 2003 primarily as a result of the reduction of fees in the advisory fee schedule implemented early in 2004.

In addition to the Adviser's direct profits from managing the Fund, certain of the Adviser's affiliates have business relationships with the Fund and may earn a profit from providing other services to the Fund. The courts have referred to this type of business opportunity as "fall-out benefits" to the Adviser and should be factored into the evaluation of the total relationship between the Fund and the Adviser. Neither case law nor common business practice precludes the Adviser's affiliates from earning a reasonable profit on this type of relationship. These affiliates provide transfer agent, distribution, and brokerage related services to the Fund and receive transfer agent fees, Rule 12b-1 payments, front-end sales loads, contingent deferred sales charges ("CDSC") and commissions for providing brokerage services. In addition, the Adviser benefits from soft dollar arrangements which offset expenses the Adviser would otherwise incur. Additional information regarding distribution related fees can be found in the prospectus of the Fund.

The Adviser's affiliate, AllianceBernstein Investment Research and Management, Inc. ("ABIRM"), is the Fund's principal underwriter. ABIRM and the Adviser have disclosed in the Fund's prospectus that they may make payments14 from their own resources, in addition to resources derived from sales loads and Rule 12b-1 fees, to firms that sell shares of the Fund. In 2004, ABIRM paid approximately 0.04% of the average monthly assets of the AllianceBernstein Mutual Funds for distribution services and educational support. For 2005, it is anticipated, ABIRM will pay approximately 0.04% of the average monthly assets of the Fund for such purposes.

After payments to third party intermediaries, ABIRM retained the following amount in Class A front-end load sales charge from sales of the Fund's shares in the Fund's most recent fiscal year.

(14) The total amount paid to the financial intermediary in connection with the sale of shares will generally not exceed the sum of (a) 0.25% of the current year's Fund sales by that firm and (b) 0.10% of the average daily net assets attributable to that firm over the year.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 53


Fund                                                           Amount Received
-------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund, Inc.                     $24,207

ABIRM received the amounts set forth below in Rule 12b-1 fees and CDSC for the Fund during the Fund's most recent fiscal year. A significant percentage of such amounts were paid out to third party intermediaries by ABIRM.

                                                     12b-1 Fee          CDSC
Fund                                                  Received        Received
-------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund, Inc.     $16,047,372        $814,835

Fees and reimbursements for out of pocket expenses charged by Alliance Global Investor Services, Inc. ("AGIS"), the affiliated transfer agent, are based on the level of the network account and the class of share held by the account. AGIS also receives a fee per shareholder sub-account for each account maintained by an intermediary on an omnibus basis. AGIS' after-tax profitability decreased in 2004 in comparison to 2003.

AGIS received the following fee from the Fund in the most recent fiscal year:

Fund                                                               AGIS Fee(15)
-------------------------------------------------------------------------------
AllianceBernstein Global Technology Fund, Inc.                      $6,878,700

The Fund effected brokerage transactions through the Adviser's affiliate, Sanford C. Bernstein & Co. LLC ("SCB"), and paid commissions during the Fund's recent fiscal year. The Adviser represented that SCB's profitability from business conducted with the Fund is comparable to the profitability of SCB's dealings with other similar third party clients. In the ordinary course of business, SCB receives and pays liquidity rebates from electronic communications networks ("ECNs") derived from trading for its clients, including the Fund. These credits and charges are not being passed on to any SCB client.

V. POSSIBLE ECONOMIES OF SCALE

The Adviser has indicated that the breakpoints in the fee schedule in the Investment Advisory Agreement reflect a sharing of economies of scale to the extent the breakpoints are reached. Based on some of the professional literature that has considered economies of scale in the mutual fund industry it is thought that to the extent economies of scale exist, they may more often exist across a fund family as opposed to a specific fund. This is because the costs incurred by the Adviser, such as investment research or technology for trading or compliance systems can be spread across a greater asset base as the fund family increases in size. It is also possible that as the level of services required to operate a successful investment company has increased over time, and advisory firms have made such

(15) During the period, the Fund's expenses were reduced by $33,298 under an expense offset arrangement with AGIS.


54 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


investments in their business to provide improved services, there may be a sharing of economies of scale without a reduction in advisory fees.

An independent consultant made a presentation to the Board of Directors and the Senior Officer regarding possible economies of scale or scope in the mutual fund industry. Based on the presentation, it was evident that fund management companies benefit from economies of scale. However, due to lack of cost data, researchers had to infer facts about the costs from the behavior of fund expenses; there was a lack of consensus among researchers as to whether economies of scale were being passed on to the shareholders. It is contemplated that additional work will be performed to determine if the benefits of economies of scale or scope are being passed to shareholders by the Adviser. In the meantime, it is clear that to the extent the Fund's assets exceed the initial breakpoint its shareholders benefit from a lower fee rate.

VI. NATURE AND QUALITY OF THE ADVISER'S SERVICES INCLUDING THE PERFORMANCE OF THE FUND.

With assets under management of $555 billion as of September 30, 2005, the Adviser has the investment experience to manage and provide non-investment services (described in Section II) to the Fund.

The information prepared by Lipper showed the 1, 3, 5 and 10 year performance ranking of the Fund(16) relative to its Lipper group and universe for the periods ended September 30, 2005:

AllianceBernstein Global
Technology Fund, Inc.                                     Group        Universe
-------------------------------------------------------------------------------
   1 year                                                  4/7           36/59
   3 year                                                  6/7           47/53
   5 year                                                  4/6           16/43
   10 year                                                 4/4             6/8


(16)  The performance rankings are for the Class A shares of the Fund.


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND o 55


Set forth below are the 1, 3, 5, 10 year and since inception performance returns of the Fund (in bold)(17) versus its benchmark(18).

                                      Periods Ending September 30, 2005
                                         Annualized Performance (%)
-------------------------------------------------------------------------------
                                 1           3       5       10        Since
Funds                           Year       Year     Year     Year    Inception
-------------------------------------------------------------------------------
AllianceBernstein Global        15.46     19.06    -14.42    4.58      14.31
Technology Fund, Inc.

MSCI World IT Index             13.53     22.05    -14.41     N/A       N/A

Goldman Sachs Technology        13.83     24.39    -15.24     N/A       N/A
Composite Index

CONCLUSION:

Based on the factors discussed above the Senior Officer's conclusion is that the proposed fee for the Fund is reasonable and within the range of what would have been negotiated at arms-length in light of all the surrounding circumstances. This conclusion in respect of the Fund is based on an evaluation of all of these factors and no single factor was dispositive.

Dated: December 7, 2005

(17)  The Fund's performance returns are for the Class A shares of the Fund.

(18) The Adviser provided Fund and benchmark performance return information for periods through September 30, 2005 in order to maintain consistency with Lipper's performance rankings in the analysis.


56 o ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND


ALLIANCEBERNSTEIN GLOBAL TECHNOLOGY FUND
1345 Avenue of the Americas
New York, NY 10105
Toll-free 1 (800) 221-5672


     [LOGO]
ALLIANCEBERNSTEIN
   INVESTMENTS


GT-0152-0106


ITEM 2.     CODE OF ETHICS.

Not applicable when filing a semi-annual report to shareholders.

ITEM 3.     AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable when filing a semi-annual report to shareholders.

ITEM 4.     PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable when filing a semi-annual report to shareholders.

ITEM 5.     AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.     SCHEDULE OF INVESTMENTS.

Please see Schedule of Investments contained in the Report to Shareholders included under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.     PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.    SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Fund's Board of Directors since the Fund last provided disclosure in response to this item.

ITEM 11.    CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Investment Company Act of 1940, as amended) are effective at the reasonable assurance level based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this document.

(b) There were no changes in the registrant's internal controls over financial reporting that occurred during the second fiscal quarter of the period that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12.     EXHIBITS.

The following exhibits are attached to this Form N-CSR:

       EXHIBIT NO.     DESCRIPTION OF EXHIBIT
       --------------  ----------------------

       12 (b) (1)      Certification of Principal Executive Officer Pursuant
                       to Section 302 of the Sarbanes-Oxley Act of 2002


       12 (b) (2)     Certification of Principal Financial Officer Pursuant
                      to Section 302 of the Sarbanes-Oxley Act of 2002


       12 (c) Certification of Principal Executive Officer and Principal Financial Officer Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant): AllianceBernstein Global Technology Fund, Inc.


By:     /s/ Marc O. Mayer
        --------------------
        Marc O. Mayer
        President


Date:   March 31, 2006


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:     /s/ Marc O. Mayer
        --------------------
        Marc O. Mayer
        President

Date:   March 31, 2006

By:     /s/ Mark D. Gersten
        --------------------
        Mark D. Gersten
        Treasurer and Chief Financial Officer


Date:   March 31, 2006